UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

John M. Loder, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: June 1, 2010 - May 31, 2011

Item 1. Report to Stockholders.

Stone Harbor Investment Funds®

Annual Report

05.31.2011

Emerging Markets Debt Fund

High Yield Bond Fund

Local Markets Fund

Stone Harbor Investment Funds	Shareholder Letter
May 31, 2011

Dear Shareholder,

The year ended May 2011 has been another excellent period for credit-focused, fixed income investors. While returns were not as dramatic as in the previous year, where the market recovery helped the Stone Harbor Funds to achieve gains in excess of 20% (see pages 7-9 for complete performance information), all three of our institutional funds achieved impressive mid-teens returns for the period. We continue to believe that against the backdrop of a below-trend economic recovery in developed economies, and their associated accommodative monetary policies, the outlook for credit-based strategies remains very favorable for the near- to intermediate-term. Once again, we thank you for your support and commitment to Stone Harbor Investment Partners.

Market Overview

From a global economic point of view, the last twelve months have been strikingly similar to the previous twelve months, albeit one year deeper into a very sub-par developed market economic recovery, following the sharp 2008 recession. On the positive side of the global economic landscape, strong growth in China and most of the major emerging market economies has been led by inter-regional trade and the development of an emerging middle class consumer market. This shift is propelling global commodity-producing developed economies like Canada and Australia, as well as commodity exporting emerging market economies. Also of positive note has been the surprisingly strong growth of the core of Northern Continental Europe (i.e., Germany, France, and the Nordic region), driven very much by high value added exports to emerging economies. It is quite the opposite case for the European Union as a whole, which has been dragged down by struggling peripheral economies, mostly along the Mediterranean.

On the mixed to negative side, the economic performance of the US could best be described as a “fits and starts” economy. While exports and investment have been healthy, overall growth has been offset by the run-off of government stimulus programs. More importantly, the persistent oversupply in the housing market, coupled with the slow pace of job creation have severely impacted consumer spending. The US, as well as all world economies, has also been encumbered by a series of external shocks over the last year. The tragic earthquake and follow-on events in Japan have not only severely damaged that economy, but have also had knock-on effects through the global industrial supply chain, acutely hampering global auto production, as an example. The political instability in North Africa and the Middle East region has sharply increased energy prices worldwide, putting a drag on global consumer growth, and undermining confidence amidst political uncertainties. Finally, the continuing saga of the still unresolved European sovereign debt crisis heightens volatility and reinforces focus on the perilous state of developed market government finances.

Financial markets have been dominated by instability surrounding the above-mentioned external shocks, as well as by ongoing extraordinarily accommodative interest rate policies of major developed market central banks. This dynamic has been most highlighted by the US Federal Reserve’s so-called quantitative easing policy of buying mortgage securities, the second round of which is expiring in June of 2011. These policies have been aimed at maintaining low mortgage rates in the US, and perhaps driving liquidity into other financial assets to boost confidence and spur consumer spending. This contrasts with tightening monetary conditions in many emerging markets economies, where many central banks are raising interest rates in an attempt to prevent inflation from accelerating in their rapidly growing economies.

Although certainly affected by some of the global volatility, the high yield corporate bond market, which is dominated by US corporations, continued its strong recovery from the 2008 downturn. The total return of the Fund’s benchmark, the Citigroup High Yield Market Capped Index, was 17.32% for the twelve months ended May 31, 2011. Yields on the broad market fell from 9.23% at the beginning of the period to 7.39% at the end of the reporting period, with risk premiums, or credit spreads, declining from 708 basis points above comparable US Treasury bonds to 524 basis points above at May 31, 2011. The largest gaining sectors in this market were the global cyclical industries, energy producers and the still recovering financial sectors.

Emerging markets fixed income also experienced strong performance for the twelve month period. Driven by rallies in base interest rates, as well as continued improvements in underlying emerging market sovereign credit quality, a direct contrast from most developed market governments, the JP Morgan Emerging Markets Bond Index Global Diversified, the benchmark index for the US dollar-denominated Stone Harbor Emerging Markets Debt Fund, returned 12.52% for the twelve months ended May 31, 2011, as market yields fell from 6.57% at the beginning of the period to 5.86% at May 31, 2011. Risk premiums, or spreads over comparable US Treasury bonds, fell from 338 basis points to 290 basis points. In the Stone Harbor Local Markets Fund, which invests in non-US dollar-based emerging market bond and currency markets, the benchmark for the fund returned 20.18% for the twelve month period.

Looking ahead, the world economy continues on a slow-to-moderate expansion, but facing considerable headwinds. We believe growth should remain strong in most emerging markets, driven by the aforementioned factors, while inflationary pressures in many of those regions will start to moderate, giving central banks more breathing room. The developed markets will again remain mixed in terms of economic strength, with natural demand growth facing the headwinds of fiscal reforms in the public sector in most major markets. Deficit reduction and fiscal balance are timely issues in many developed markets, crimping aggregate demand. In many cases, such as in Greece, the adjustments needed in the face of the mounting related-debt issues cause extreme hardship and also extreme market volatility. Current fixes in Greece are at best temporary, and uncertainty surrounding Greece’s solvency and that of other peripheral European nations will continue to be a concern. In the US, the benefit of the dollar’s position as the world’s reserve currency has helped temper market reaction to the federal budget

Stone Harbor Investment Funds Annual Report | May 31, 2011	1

Stone Harbor Investment Funds	Shareholder Letter
May 31, 2011

situation, but unless the situation is dealt with, the US potentially faces similar issues.

At Stone Harbor, we will continue to focus on capturing excess return from stable to improving credit situations in corporate and sovereign markets worldwide, while being alert to crises as well as economic softness. We believe credit quality runs in cycles, and corporations globally, as well as governments in emerging markets, are on the expansionary part of these cycles. We remain vigilant to potential changes in that outlook and somewhat cautious that developed market debt stresses will continue to pose major risks for all.

Performance Review

Stone Harbor Emerging Markets Debt Fund

The Stone Harbor Emerging Markets Debt Fund return for the twelve months ended May 31, 2011 was 16.30% (net of expenses) and 17.05% (gross of expenses). This compares to a benchmark return of 12.52% for the JP Morgan Emerging Market Bond Index Global Diversified. During this period, emerging market sovereign credit spreads in most countries within the benchmark tightened. Commodity prices rose, led first by food prices, then later by energy, a move that was exacerbated by the Jasmine Revolution in Tunisia and subsequent uprisings in the Middle East. Risk assets, in general, performed well. The US dollar, however, continued on a sustained weakening trend, as a combination of low interest rates and worries about rising fiscal uncertainty drove global investors to diversify away from the greenback.

Throughout this period, the portfolio was positioned to favor select high beta credits that had strong valuation support, including Argentina and Venezuela. Argentina’s country benchmark total return for the twelve-month period was 39.69%; Venezuela’s performance was 27.10%. Both countries benefited from strong demand for high yielding assets, as well as idiosyncratic developments. As a major oil exporter, Venezuela benefits from higher crude prices; the country’s improved debt repayment capacity, in our view, was reflected in higher bond prices. Argentina’s strong growth performance amidst a period of relative political calm aided bond market stability, and led to tightening of credit spreads.

The portfolio was also positioned for an improving environment for corporate prosperity in many key emerging markets. Tactical allocations to select corporate bonds increased throughout the period in recognition of attractive corporate debt valuations, and given our opportunistic view on the potential for spread compression in many corporate credits. Corporate investments in the portfolio focused on commodity producers in sub-investment grade countries, on companies focused on domestic consumption in higher growth economies and on other companies, which are deleveraging either organically or via Merger & Acquisition activity.

Excess returns of 466 basis points for the period (gross basis) resulted from country/corporate selection decisions and issue selection decisions in roughly equal proportions. Country selection decisions, including allocations to sovereign and corporate debt, enhanced performance by 215 basis points. Issue selection decisions boosted returns by 206 basis points.

Key contributors to outperformance in country selection included overweight positions in Venezuela and Iraq, and underweight positions in Lebanon. Allocations to debt of companies domiciled in Argentina, Brazil, China, Egypt, India, Indonesia, Mexico, Russia Singapore, South Africa, Ukraine and United Arab Emirates also drove outperformance. In issue selection, the key contributors to excess returns included allocations to foreign exchange markets in Brazil, Colombia, Indonesia, Malaysia, Mexico, Russia and South Africa. In addition, allocations to long duration debt in Argentina enhanced returns.

Stone Harbor High Yield Bond Fund

The Stone Harbor High Yield Bond Fund return for the twelve months ended May 31, 2011 was 17.14% (net of expenses) and 17.69% (gross of expenses). This compares to a benchmark return of 17.32% for the Citigroup High Yield Market Capped Index. Despite a rocky start, the high yield market resumed an upward trajectory and delivered strong gains, dipping below breakeven in only two of the trailing twelve months, as doubts lingered regarding the sustainability of a synchronized global recovery. Firmly anchored by strong corporate earnings, declining default risk and a robust new issue market, high yield bonds showed resilience in the face of large swings in equities.

Exogenous shocks remained key drivers of market volatility throughout the reporting period. The threat of a European debt crisis subsided and resurfaced intermittently, adding to the uneven progression of the global economic recovery. A catalyst to a modest market correction in November, sovereign debt concerns yielded to political instability in the Middle East and North Africa, which gained traction in the first few months of the year. More importantly, contagion to bordering countries, including Libya, nursed fears of potential production disruptions and realized speculation of surging oil prices. A headline-driven sell-off in global equity prices was compounded by news of a devastating earthquake and subsequent tsunami in Japan, as well as the ensuing threat of a nuclear crisis. Investors immediately took a more cautious view towards global growth estimates, as the outlook for long-term US debt was downgraded from “stable” to “negative” on uncertainty surrounding the ballooning deficit.

Despite an overall reduction in risk, high yield bonds held within a tight range, supported by upside fundamentals signaling trend-like economic growth and a broadening recovery, although the message was somewhat obscured by a lagging jobs market and depressed home prices. As external headwinds were eclipsed by quarterly earnings, credit spreads tightened notably in the first half of April, but drifted wider heading into May. Both the manufacturing and services sectors experienced some cooling, with global industrial production levels dipping, a decline that was not completely unexpected given the impact of Japan-related supply chain disruptions. Mounting signs of a slowdown in global growth fostered

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Stone Harbor Investment Funds	Shareholder Letter
May 31, 2011

some risk aversion towards the end of May, a bias that was exacerbated by a meaningful downturn in most sectors of the economy.

While we acknowledge that the downside risks to a pickup in growth in the second half of the year have certainly increased relative to where the economy stood six months ago, we believe that the brunt of the pullback can be attributed to the transitory after-shocks of global events. Particularly in light of the extent to which credit spreads have widened, we remain constructive on high yield and believe credit risk assets have room to tighten as the recovery resumes and gains traction. As a result, we are currently favoring the single B sector as the best market subcomponent to benefit from narrowing credit spreads, as well as the least vulnerable to losses from rising underlying Treasury rates. Within industries, we are increasingly tilting our portfolios towards a sustainable recovery in the consumer sector of the economy, as well as a broadening out of the industrial recovery.

Stone Harbor Local Markets Fund

The Stone Harbor Local Markets Fund return for the period ended May 31, 2011 was 16.82% (net of expenses) and 17.74% (gross of expenses). This compares to a benchmark return of 19.12% for the JP Morgan Global Bond Index-Emerging Markets Global Diversified. During the reporting period, emerging local currency debt markets outperformed all other emerging debt markets, aided significantly by the weakness in the US dollar, continued strong growth and prudent countercyclical monetary policies in most emerging markets. In addition, market performance was also driven by strong, ongoing portfolio and foreign direct investment inflows into emerging markets.

Throughout the reporting period, the portfolio favored faster growing economies in Latin America and Asia, with overweight allocations in Brazil, Colombia, Mexico, China, Indonesia and Malaysia. The portfolio’s underweight positions have been concentrated in Central and Eastern Europe, where a mix of more limited growth prospects and short-term policymaking have reduced the attractiveness of local debt markets, in our view. Importantly, this view was not shared by all investors over the trailing twelve months. Hungary’s local debt market total return during the period, for example, was 36.26% despite the country’s tepid growth and heavy public debt load. The strong performance of the Euro versus the US dollar (+16.98%, source: Bloomberg) further reflected optimism over the Eurozone’s prospects that we did not share.

The period was also marked by the imposition of the US Federal Reserve’s second attempt at quantitative easing, which many policymakers in emerging markets decried as a source of destabilizing capital inflows. Appreciation of emerging market currencies led the Brazilian Finance Minister to coin the phrase “currency wars” in September 2010 to describe the US Fed’s efforts to effectively devalue its currency via beggar-thy-neighbor policy. In response, the Brazilians and policymakers in other emerging market countries sought measures to reduce inflows by imposing taxes on capital inflows. In the particular case of Brazil, new financial transaction taxes were imposed, which had the immediate impact of a steepening Brazil local debt yield curve, as foreign investors reconsidered ways to effectively invest in local Brazilian debt.

As food prices increased from mid-summer 2010 through the start of 2011, many global investors questioned whether emerging market central banks were falling behind the curve in terms of their willingness to normalize monetary policy and fight inflation. This concern also led to a sharp correction in local interest rates at the close of 2010, and prompted many investors, including ourselves, to shorten duration in local debt portfolios. However, our view throughout the period was that central bankers in most emerging markets, particularly in key Latin American and Asian countries, had strong inflation-fighting credentials. We also believed that the acceleration of food prices was unlikely to continue indefinitely. As a result, we began to increase duration positions in select markets where valuations were particularly attractive. Brazil, Mexico and South Africa were three key examples.

Of the country selection decisions that detracted from performance, the most important was our underweight position in Hungary. Conversely, underweight allocations in Thailand and Turkey enhanced performance. In issue selection, the key investment decision was our allocation to long duration Brazil fixed rate debt, which detracted from overall returns.

Sincerely,

Thomas W. Brock

Chairman of the Board of Trustees

Beta: A measurement of sensitivity of performance relative to changes in benchmark performance. A beta of 1.0 implies up and down movements of roughly the same magnitude as the benchmark. A higher beta means higher risk associated with the benchmark.

The percentage of the Funds’ assets invested in securities in a particular rating category will vary. The following terms pertain to Standard & Poor’s ratings, although the Funds may also make use of Moody’s and Fitch ratings.

Sub-investment grade: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Single B Sector: An obligation rated ‘B’ is more vulnerable to non-payment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

Stone Harbor Investment Funds Annual Report | May 31, 2011	3

Stone Harbor Investment Funds	Disclosure of Fund Expenses
May 31, 2011(Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on December 1, 2010 and held until May 31, 2011.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/01/2010	Ending Account Value 05/31/2011	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND
Institutional Class
Actual	$1,000.00	$1,052.70	0.75%	$3.84
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	0.75%	$3.78
STONE HARBOR HIGH YIELD BOND FUND
Institutional Class
Actual	$1,000.00	$1,078.50	0.55%	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,022.19	0.55%	$2.77
STONE HARBOR LOCAL MARKETS FUND
Institutional Class
Actual	$1,000.00	$1,084.70	1.00%	$5.20
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	1.00%	$5.04

(1)          Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)         Expenses are equal to the Fund’s annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365. Note this expense example is typically based on a six-month period.

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Stone Harbor Investment Funds	Summaries of Portfolio Holdings
May 31, 2011

Under SEC Rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following tables, which present holdings as a percent of total net assets (“TNA”), are provided in compliance with such requirements.

STONE HARBOR EMERGING MARKETS DEBT FUND
Country Breakdown	% of TNA
Mexico	8.23%
Russia	8.20%
Argentina	7.59%
Venezuela	7.19%
Brazil	7.18%
Colombia	6.33%
Indonesia	5.45%
South Africa	5.23%
Malaysia	5.15%
Iraq	3.35%
Philippines	3.26%
Turkey	3.21%
Poland	3.09%
Panama	3.04%
Ukraine	3.00%
China	2.05%
Kazakhstan	2.01%
Uruguay	1.91%
Croatia	1.45%
Peru	1.40%
Qatar	1.18%
El Salvador	0.89%
United Arab Emirates	0.74%
Chile	0.72%
India	0.43%
South Korea	0.37%
Jamaica	0.24%
Hong Kong	0.20%
Dominican Republic	0.19%
Egypt	0.17%
Ghana	0.16%
Singapore	0.16%
Barbados	0.11%
Pakistan	0.08%
Gabon	0.01%
Total	93.97%
Money Market Mutual Funds	6.80%
Liabilities in Excess of Other Assets	0.77%
Total Net Assets	100.00%

STONE HARBOR HIGH YIELD BOND FUND
Industry Breakdown	% of TNA
Healthcare	8.23%
Electric	6.23%
Services Other	5.04%
Gaming	4.78%
Exploration & Production	4.65%
Metals/Mining/Steel	4.65%
Media Cable	4.50%
Retail Non Food/Drug	4.46%
Technology	4.43%
Wirelines	4.05%
Drillers/Services	3.51%
Media Other	3.34%
Wireless	3.32%
Paper/Forest Products	3.19%
Food & Beverage	3.07%
Gas Pipelines	3.04%
Chemicals	2.88%
Containers/Packaging	2.64%
Leisure	2.04%
Aerospace/Defense	1.98%
Automotive	1.85%
Publishing/Printing	1.70%
Building Products	1.28%
Industrial Other	1.27%
Construction Machinery	1.13%
Gas Distributors	1.13%
Banking	1.01%
Consumer Products	0.75%
Transportation - Non Air/Rail	0.75%
Retail Food/Drug	0.73%
Textile/Apparel	0.69%
Non Captive Finance	0.68%
Refining	0.56%
Satellite	0.47%
REITS	0.41%
Restaurants	0.40%
Environmental Services	0.35%
Property & Casualty Insurance	0.25%
Financial Other	0.24%
Pharmaceuticals	0.23%
Life	0.05%
Railroads	0.03%
Airlines	0.02%
Lodging	0.01%

Total	96.02%

Money Market Mutual Funds	2.95%

Other Assets in Excess of Liabilities	1.03%

Total Net Assets	100.00%

Stone Harbor Investment Funds Annual Report | May 31, 2011	5

Stone Harbor Investment Funds	Summaries of Portfolio Holdings
May 31, 2011

STONE HARBOR LOCAL MARKETS FUND
Country Breakdown	% of TNA
Brazil	12.75%
Mexico	11.17%
Indonesia	9.61%
Malaysia	9.47%
European Union	6.17%
Colombia	6.06%
Thailand	4.55%
Poland	4.19%
Turkey	4.10%
South Africa	4.06%
Venezuela	1.96%
Hungary	1.45%
Philippines	0.56%
Argentina	0.28%
Russia	0.16%
Total	76.54%
Money Market Mutual Funds	21.19%
Other Assets in Excess of Liabilities	2.27%
Total Net Assets	100.00%

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Stone Harbor Investment Funds	Growth of $10,000 Investment
May 31, 2011 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the JP Morgan Emerging Market Bond Global Diversified Index.

The JP Morgan EMBI Global Diversified Index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

Average Annual Total Returns

	1 Year	3 Years	Since Inception	Inception Date
Stone Harbor Emerging Markets Debt Fund	16.30%	11.10%	11.57%	8/16/07
JP Morgan EMBI Global Diversified Index	12.52%	9.38%	10.00%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2011	7

Stone Harbor Investment Funds	Growth of $10,000 Investment
May 31, 2011 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the Citigroup High Yield Market Capped Index.

The Citigroup High Yield Market Capped Index represents a modified version of the High Yield Market Index by delaying the entry of “fallen angel” issues (corporate or municipal bonds that were investment-grade when issued but have since been downgraded) and capping the par value of individual issuers at US $5 billion par amount outstanding.

Average Annual Total Returns

	1 Year	3 Years	Since Inception	Inception Date
Stone Harbor High Yield Bond Fund	17.14%	9.20%	8.63%	8/16/07
Citigroup HY Market Capped Index	17.32%	10.63%	9.75%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment
May 31, 2011 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the JP Morgan GBI-EM Global Diversified Index.

The JP Morgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

Total Returns

	1 Month	3 Months	Since Inception	Inception Date
Stone Harbor Local Markets Fund	(0.43)%	6.60%	16.82%	6/30/10
JP Morgan GBI-EM Global Diversified Index	(1.20)%	6.52%	19.12%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2011	9

Stone Harbor Investment Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Stone Harbor Investment Funds:

We have audited the accompanying statements of assets and liabilities of Stone Harbor Investment Funds (the “Funds”), comprising the Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, and Stone Harbor Local Markets Fund, including the statements of investments, as of May 31, 2011, and the related statements of operations for the year then ended for Stone Harbor Emerging Markets Debt Fund and Stone Harbor High Yield Bond Fund and the period June 30, 2010 (Inception) to May 31, 2011 for Stone Harbor Local Markets Fund, the statements of changes in net assets for each of the two years in the period then ended for Stone Harbor Emerging Markets Debt Fund and Stone Harbor High Yield Bond Fund and the period June 30, 2010 (Inception) to May 31, 2011 for Stone Harbor Local Markets Fund, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Stone Harbor Investment Funds as of May 31, 2011, the results of their operations for the year then ended for Stone Harbor Emerging Markets Debt Fund and Stone Harbor High Yield Bond Fund and the period June 30, 2010 (Inception) to May 31, 2011 for Stone Harbor Local Markets Fund, the changes in their net assets for each of the two years in the period then ended for Stone Harbor Emerging Markets Debt Fund and Stone Harbor High Yield Bond Fund and the period June 30, 2010 (Inception) to May 31, 2011 for Stone Harbor Local Markets Fund, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

July 27, 2011

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2011

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)

SOVEREIGN DEBT OBLIGATIONS - 61.65%
Argentina - 6.41%
Republic of Argentina:
		7.000%	04/17/2017	$16,741,851	$15,143,934
		0.000%	03/31/2023	184,000	128,800	(1)(2)
		6.000%	03/31/2023	480,000	360,000	(1)(2)
	EUR	7.820%	12/31/2033	674,467	703,217
	EUR	7.820%	12/31/2033	3,630,646	3,748,832	(3)
		8.280%	12/31/2033	5,262,176	4,525,471
	ARS	5.820%	12/31/2033	41,817,229	13,679,889	(2)(3)
		0.000%	12/15/2035	1,738,812	287,339	(3)
	EUR	0.000%	12/15/2035	46,703,000	9,493,436	(3)

					48,070,918

Brazil - 2.24%
Nota Do Tesouro Nacional	BRL	10.000%	01/01/2021	6,205,000	3,431,351
Republic of Brazil:
		5.875%	01/15/2019	3,933,000	4,515,084
		8.875%	10/14/2019	100,000	135,500
		4.875%	01/22/2021	3,035,000	3,190,544
		8.750%	02/04/2025	3,931,000	5,498,486
		10.125%	05/15/2027	32,000	49,840

					16,820,805

Colombia - 5.25%
Bogota Distrio Capital	COP	9.750%	07/26/2028	5,065,000,000	3,593,791	(2)(4)
Republic of Colombia:
		7.375%	01/27/2017	4,595,000	5,588,669
		7.375%	03/18/2019	2,764,000	3,427,360
		11.750%	02/25/2020	1,113,000	1,719,585
		8.125%	05/21/2024	25,000	32,937
		8.375%	02/15/2027	25,000	31,500
	COP	9.850%	06/28/2027	5,775,000,000	4,348,409
		7.375%	09/18/2037	15,610,000	19,707,625
		6.125%	01/18/2041	790,000	865,050

					39,314,926

Croatia - 1.45%
Croatian Government:
		6.750%	11/05/2019	1,529,000	1,642,146	(4)
		6.625%	07/14/2020	1,906,000	2,021,313	(5)
		6.375%	03/24/2021	7,007,000	7,238,231	(5)

					10,901,690

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	11

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2011

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)

El Salvador - 0.89%
Republic of El Salvador:		7.375%	12/01/2019	$220,000	$243,100	(5)
		7.375%	12/01/2019	2,068,000	2,285,140	(4)
		7.750%	01/24/2023	15,000	17,138	(4)
		8.250%	04/10/2032	1,000,000	1,122,500	(4)
		7.650%	06/15/2035	2,895,000	3,003,562	(4)

					6,671,440

Gabon - 0.01%
Republic of Gabon		8.200%	12/12/2017	50,000	58,812	(5)

Ghana - 0.16%
Republic of Ghana		8.500%	10/04/2017	1,051,000	1,181,061	(4)

Indonesia - 2.53%
Republic of Indonesia:
		6.875%	01/17/2018	1,278,000	1,481,649	(4)
		11.625%	03/04/2019	2,170,000	3,175,036	(5)
		11.625%	03/04/2019	4,628,000	6,771,458	(4)
		5.875%	03/13/2020	189,000	207,428	(4)
		6.625%	02/17/2037	2,050,000	2,288,312	(4)
		7.750%	01/17/2038	4,045,000	5,038,452	(4)

					18,962,335

Iraq - 2.64%
Republic of Iraq		5.800%	01/15/2028	21,394,000	19,762,707	(4)

Malaysia - 1.88%
Malaysian Government:
		7.500%	07/15/2011	495,000	497,486
	MYR	5.094%	04/30/2014	12,240,000	4,263,200
	MYR	3.741%	02/27/2015	8,065,000	2,701,728
	MYR	3.835%	08/12/2015	19,604,000	6,609,553

					14,071,967

Mexico - 6.09%
Mexican Bonos:
	MXN	7.750%	12/14/2017	34,840,000	3,226,215
	MXN	8.000%	06/11/2020	100,440,000	9,403,993
	MXN	10.000%	12/05/2024	27,890,000	3,026,979
	MXN	7.500%	06/03/2027	10,000,000	873,238
	MXN	8.500%	05/31/2029	37,660,000	3,572,359
United Mexican States:
		5.625%	01/15/2017	11,494,000	12,927,876
		5.125%	01/15/2020	1,692,000	1,823,976
		8.000%	09/24/2022	2,012,000	2,706,140
		8.300%	08/15/2031	3,645,000	4,988,183
		7.500%	04/08/2033	2,442,000	3,076,920

					45,625,879

See Notes to Financial Statements.

12	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2011

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)

Pakistan - 0.08%
Islamic Republic of Pakistan		7.125%	03/31/2016	$692,000	$619,340	(4)

Panama - 3.04%
Republic of Panama:
		5.200%	01/30/2020	7,602,000	8,229,165
		9.375%	01/16/2023	25,000	34,188
		7.125%	01/29/2026	600,000	729,000
		8.875%	09/30/2027	4,255,000	5,978,275
		9.375%	04/01/2029	5,196,000	7,690,080
		6.700%	01/26/2036	100,000	116,750

					22,777,458

Peru - 1.09%
Republic of Peru		8.750%	11/21/2033	5,990,000	8,171,858

Philippines - 3.26%
Republic of Philippines:
		9.375%	01/18/2017	70,000	91,000
	PHP	4.950%	01/15/2021	119,000,000	2,778,317
		7.500%	09/25/2024	4,593,000	5,540,306
		5.500%	03/30/2026	2,002,000	2,019,518
		9.500%	02/02/2030	6,533,000	9,366,689
		7.750%	01/14/2031	3,215,000	3,962,487
		6.375%	01/15/2032	520,000	562,900
		6.375%	10/23/2034	116,000	125,785

					24,447,002

Poland - 3.09%
Republic or Poland:
		6.375%	07/15/2019	17,624,000	20,135,420
	EUR	4.000%	03/23/2021	665,000	888,144
		5.125%	04/21/2021	2,083,000	2,153,301

					23,176,865

Qatar - 0.44%
State of Qatar		5.250%	01/20/2020	3,052,000	3,265,640	(4)

Russia - 7.18%
Russian Federation:
		5.000%	04/29/2020	500,000	513,125	(4)
		5.000%	04/29/2020	800,000	821,000	(5)
		12.750%	06/24/2028	3,470,000	6,176,600	(4)
		7.500%	03/31/2030	39,262,913	46,290,975	(4)(6)

					53,801,700

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	13

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2011

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)

South Africa - 5.05%
Republic of South Africa:
		6.500%	06/02/2014	$1,028,000	$1,158,042
		8.500%	06/23/2017	45,000	56,250	(2)
	ZAR	8.000%	12/21/2018	24,070,000	3,495,212
		6.875%	05/27/2019	2,023,000	2,409,393
	ZAR	7.250%	01/15/2020	8,560,000	1,178,763
		5.500%	03/09/2020	4,923,000	5,370,993
	ZAR	6.750%	03/31/2021	41,360,000	5,438,548
		5.875%	05/30/2022	10,552,000	11,744,376
	ZAR	10.500%	12/21/2026	40,810,000	7,013,213

					37,864,790

Turkey - 2.79%
Republic of Turkey:
		7.000%	09/26/2016	159,000	182,691
		7.000%	03/11/2019	135,000	155,858
		7.500%	11/07/2019	12,634,000	15,072,362
		7.000%	06/05/2020	372,000	429,846
		7.375%	02/05/2025	1,820,000	2,155,790
		6.875%	03/17/2036	1,305,000	1,438,762
		7.250%	03/05/2038	1,285,000	1,480,963

					20,916,272

Ukraine - 1.72%
Ukraine Government:
		6.385%	06/26/2012	5,205,000	5,374,162	(4)
		7.650%	06/11/2013	2,386,000	2,535,125	(4)
		6.875%	09/23/2015	1,723,000	1,787,613	(5)
		7.750%	09/23/2020	3,094,000	3,175,991	(4)

					12,872,891

Uruguay - 1.91%
Republic of Uruguay:
		9.250%	05/17/2017	3,467,000	4,533,102
		8.000%	11/18/2022	1,895,497	2,414,389
		6.875%	09/28/2025	1,313,650	1,566,528
		7.875%	01/15/2033	1,390,800	1,734,328	(7)
		7.625%	03/21/2036	3,280,000	4,059,000

					14,307,347

Venezuela - 2.45%
Republic of Venezuela:
		5.750%	02/26/2016	4,168,000	3,110,370	(4)
		13.625%	08/15/2018	10,000	9,650
		13.625%	08/15/2018	1,669,000	1,610,585	(4)
		7.000%	12/01/2018	120,000	82,500	(4)
		7.750%	10/13/2019	4,611,000	3,166,604	(4)
		12.750%	08/23/2022	10,861,400	9,340,804	(4)
		9.000%	05/07/2023	1,480,000	1,013,800	(4)

					18,334,313

See Notes to Financial Statements.

14	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2011

	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
TOTAL SOVEREIGN DEBT OBLIGATIONS				$461,998,016

(Cost $442,406,035)

BANK LOANS - 0.75%(8)
Brazil - 0.13%
Virgolino de Oliveira - GVO Loan	5.273%	03/11/2015	$1,000,000	1,000,000

Indonesia - 0.62%
PT Bumi Resources	11.250%	08/07/2013	1,337,000	1,415,883
PT Bumi Tranche A	13.720%	03/02/2012	1,777,960	1,777,960	(2)
PT Bumi Tranche B	13.720%	03/02/2012	1,419,040	1,419,040	(2)

				4,612,883

TOTAL BANK LOANS				5,612,883

(Cost $5,520,739)

CONVERTIBLE CORPORATE BONDS - 0.08%
Indonesia - 0.08%
BLT International Corp.	12.000%	02/10/2015	600,000	611,130

TOTAL CONVERTIBLE CORPORATE BONDS				611,130

(Cost $600,000)

CORPORATE BONDS - 24.58%
Argentina - 0.51%
Capex SA	10.000%	03/10/2018	1,342,000	1,335,021	(5)
Empresa Distribuidora Y Comercializadora Norte	9.750%	10/25/2022	962,000	986,050	(5)
Inversiones y Representaciones SA:
	11.500%	07/20/2020	100,000	112,050	(4)
	11.500%	07/20/2020	636,000	721,663	(5)
Tarjeta Naranja SA	9.000%	01/28/2017	625,000	648,269	(5)

				3,803,053

Barbados - 0.11%
Columbus International, Inc.	11.500%	11/20/2014	695,000	803,211	(4)

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	15

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2011

	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)

Brazil - 2.26%
Banco Cruzeiro do Sul SA:
	8.875%	09/22/2020	$900,000	$888,840	(4)
	8.875%	09/22/2020	984,000	971,798	(5)
BM&FBovespa SA:
	5.500%	07/16/2020	200,000	206,764	(4)
	5.500%	07/16/2020	842,000	870,352	(5)
BR Malls International Finance Ltd.:
	8.500%	01/21/2049	160,000	169,952	(4)
	8.500%	01/21/2049	482,000	511,980	(5)
BR Properties SA:
	9.000%	10/07/2015	579,000	595,733	(5)
	9.000%	10/07/2049	300,000	308,670	(4)
Cia de Saneamento Basico do Estado de Sao Paulo	6.250%	12/16/2020	580,000	595,950	(5)
General Shopping Finance Ltd.:
	10.000%	11/09/2015	1,751,000	1,847,077	(5)
	10.000%	11/09/2049	246,000	259,899	(4)
Gerdau Trade, Inc.:
	5.750%	01/30/2021	424,000	427,180	(5)
	5.750%	01/30/2021	700,000	705,250	(4)
Hypermarcas SA	6.500%	04/20/2021	1,388,000	1,391,470	(5)
Marfrig Holding Europe BV	8.375%	05/09/2018	876,000	868,554	(5)
Minerva Overseas II Ltd.:
	10.875%	11/15/2019	538,000	594,759	(4)
	10.875%	11/15/2019	633,000	699,782	(5)
Mirabela Nickel Ltd.	8.750%	04/15/2018	392,000	396,900	(5)
Odebrecht Drilling Norbe VIII/IX Ltd.:
	6.350%	06/30/2021	350,000	370,125	(4)
	6.350%	06/30/2021	1,265,000	1,337,738	(5)
OGX Petroleo e Gas Participacoes SA	8.500%	06/01/2018	1,732,000	1,781,362	(5)
Telemar Norte Leste SA:
	5.500%	10/23/2020	100,000	98,620	(4)
	5.500%	10/23/2020	595,000	586,789	(5)
Virgolino de Oliveira Finance Ltd.	10.500%	01/28/2018	424,000	452,917	(4)

				16,938,461

Chile - 0.72%
Codelco, Inc.:
	7.500%	01/15/2019	450,000	555,505	(4)
	6.150%	10/24/2036	4,295,000	4,845,933	(4)

				5,401,438

See Notes to Financial Statements.

16	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2011

	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)

China - 2.05%
China Liansu Group Holdings Ltd.	7.875%	05/13/2016	$1,685,000	$1,628,131	(5)
China Oriental Group Co. Ltd.:
	8.000%	08/18/2015	300,000	311,625	(4)
	8.000%	08/18/2015	543,000	564,041	(5)
Evergrande Real Estate Group Ltd.:
	13.000%	01/27/2015	106,000	110,643	(5)
	13.000%	01/27/2015	407,000	424,826	(4)
Hidili Industry International Development Ltd.	8.625%	11/04/2015	1,267,000	1,255,914	(4)
Kaisa Group Holdings Ltd.	13.500%	04/28/2015	1,257,000	1,274,284	(4)
MIE Holdings Corp.	9.750%	05/12/2016	1,586,000	1,576,167	(5)
Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/2020	4,384,000	4,195,400	(5)
Sino-Forest Corp.:
	6.250%	10/21/2017	100,000	93,375	(4)
	6.250%	10/21/2017	470,000	438,863	(5)
Texhong Textile Group Ltd.:
	7.625%	01/19/2016	343,000	336,569	(5)
	7.625%	01/19/2016	858,000	841,912	(4)
West China Cement Ltd.:
	7.500%	01/25/2016	824,000	809,580	(4)
	7.500%	01/25/2016	1,138,000	1,118,085	(5)
Yanlord Land Group Ltd.	9.500%	05/04/2017	349,000	357,306	(4)

				15,336,721

Colombia - 0.11%
Gruposura Finance	5.700%	05/18/2021	813,000	810,967	(5)

Dominican Republic - 0.19%
Cap Cana SA:
	10.000%	04/30/2016	1,103,320	772,324	(2)(4)
	10.000%	04/30/2016	1,279,402	639,701	(2)(4)

				1,412,025

Egypt - 0.17%
Orascom Telecom Finance SCA	7.875%	02/08/2014	1,239,000	1,287,011	(4)

Hong Kong - 0.20%
Hutchison Whampoa International 10 Ltd.	6.000%	10/28/2049	698,000	722,460	(3)(4)
PCCW-HKT Capital No 4 Ltd.	4.250%	02/24/2016	749,000	758,168

				1,480,628

India - 0.43%
Axis Bank Ltd.	7.125%	06/28/2022	311,000	310,222	(3)
Bank of India	6.994%	03/03/2049	344,000	339,253	(3)
ICICI Bank Ltd.:
	5.750%	11/16/2020	200,000	199,994	(4)
	5.750%	11/16/2020	608,000	607,982	(5)
Vedanta Resources PLC	8.250%	06/07/2021	1,715,000	1,732,150	(5)

				3,189,601

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	17

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2011

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)

Indonesia - 0.66%
Bakrie Telecom Pte Ltd.		11.500%	05/07/2015	$1,270,000	$1,330,325	(4)
BLT Finance BV		7.500%	05/15/2014	644,000	555,253	(4)
BSP Finance BV		10.750%	11/01/2011	300,000	298,110
Bumi Investment Pte Ltd.:
		10.750%	10/06/2017	300,000	343,110	(4)
		10.750%	10/06/2017	325,000	371,703	(5)
European Bank for Reconstruction & Development	IDR	7.200%	06/08/2016	15,130,000,000	1,785,891
Indosat Palapa Co. BV		7.375%	07/29/2020	241,000	269,028	(5)

					4,953,420

Jamaica - 0.24%
Digicel Group Ltd.:
		9.125%	01/15/2015	408,000	423,300	(5)
		8.250%	09/01/2017	1,160,000	1,223,800	(4)
		10.500%	04/15/2018	150,000	170,250	(4)

					1,817,350

Kazakhstan - 2.01%
BTA Bank JSC:
		10.750%	07/01/2018	1,159,562	1,043,606	(5)(6)
		10.750%	07/01/2018	4,666,676	4,200,008	(4)(6)
		26.180%	07/01/2020	500,000	32,500	(4)(17)
		0.000%	07/01/2020	2,515,532	163,510	(3)(5)
KazMunayGas National Co.:
		7.000%	05/05/2020	739,000	828,604	(5)
		7.000%	05/05/2020	5,615,000	6,295,819	(4)
		6.375%	04/09/2021	1,071,000	1,144,631	(5)
Zhaikmunai LLP:
		10.500%	10/19/2015	200,000	215,500	(4)
		10.500%	10/19/2015	1,037,000	1,117,367	(5)

					15,041,545

Malaysia - 3.27%
Penerbangan Malaysia BHD		5.625%	03/15/2016	1,195,000	1,340,850	(4)
Petroliam Nasional BHD:
		7.750%	08/15/2015	335,000	406,271	(5)
		7.625%	10/15/2026	840,000	1,109,766	(4)
Petronas Capital Ltd.:
		5.250%	08/12/2019	630,000	683,206	(5)
		5.250%	08/12/2019	2,749,000	2,981,167	(4)
		7.875%	05/22/2022	12,024,000	15,649,477	(4)
Petronas Global Sukuk Ltd.		4.250%	08/12/2014	2,240,000	2,372,496	(5)

					24,543,233

See Notes to Financial Statements.

18	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2011

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Mexico - 2.14%
Alestra SA		11.750%	08/11/2014	$587,000	$676,518
Axtel SAB de CV:
		7.625%	02/01/2017	17,000	16,363	(5)
		9.000%	09/22/2019	271,000	270,322	(4)
Bank of New York Mellon SA Institucion de Banca Multiple		9.625%	05/02/2021	2,583,000	2,679,862	(2)(5)
Cemex Espana Luxembourg	EUR	8.875%	05/12/2017	54,000	78,100	(2)(4)
Cemex Finance Europe BV	EUR	4.750%	03/05/2014	483,000	657,723
Cemex SAB de CV:
		5.301%	09/30/2015	2,251,000	2,225,676	(3)(5)
		9.000%	01/11/2018	100,000	104,750	(4)
		9.000%	01/11/2018	847,000	887,233	(5)
Desarrolla Homex SAB de CV		7.500%	09/28/2015	215,000	220,375
Hipotecaria Su Casita SA de CV:
		8.500%	10/04/2016	67,000	28,810	(4)
		8.500%	10/04/2016	195,000	87,750	(2)(5)
Pemex Finance Ltd.		9.150%	11/15/2018	1,250,000	1,442,018
Pemex Project Funding Master Trust:
	EUR	5.500%	02/24/2025	2,275,000	3,160,995	(4)
		6.625%	06/15/2035	3,034,000	3,150,051
Urbi Desarrollos Urbanos SAB de CV		9.500%	01/21/2020	308,000	343,420	(4)

					16,029,966

Peru - 0.31%
Banco Continental SA via Continental Senior Trustees Cayman Ltd.		5.500%	11/18/2020	766,000	714,992	(5)
Banco de Credito del Peru/Panama		5.375%	09/16/2020	561,000	535,755	(5)
Inkia Energy Ltd.		8.375%	04/04/2021	785,000	805,803	(5)
Southern Copper Corp.		6.750%	04/16/2040	267,000	272,577

					2,329,127

Qatar - 0.74%
Qtel International Finance Ltd.:
		7.875%	06/10/2019	779,000	935,579	(4)
		4.750%	02/16/2021	567,000	552,825	(5)
		5.000%	10/19/2025	1,738,000	1,607,650	(5)
		5.000%	10/19/2025	2,622,000	2,425,350	(4)

					5,521,404

Russia - 1.02%
Alfa Bank OJSC Via Alfa Bond Issuance PLC:
		7.875%	09/25/2017	100,000	104,750	(4)
		7.875%	09/25/2017	658,000	689,255	(5)
Alliance Oil Co. Ltd.		9.875%	03/11/2015	271,000	300,471	(4)
ALROSA Finance SA		7.750%	11/03/2020	378,000	414,383	(5)
Evraz Group SA		6.750%	04/27/2018	1,714,000	1,729,854	(5)
Novatek Finance Ltd.		6.604%	02/03/2021	1,672,000	1,774,410	(5)
Severstal OAO Via Steel Capital SA:
		6.700%	10/25/2017	613,000	629,091	(5)
		6.700%	10/25/2017	750,000	769,688	(4)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC		7.748%	02/02/2021	1,167,000	1,237,020	(5)

					7,648,922

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	19

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2011

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Singapore - 0.16%
STATS ChipPAC Ltd.:
		7.500%	08/12/2015	$234,000	$254,475	(4)
		7.500%	08/12/2015	389,000	423,037	(5)
		5.375%	03/31/2016	510,000	513,825	(5)

					1,191,337

South Africa - 0.18%
Gold Fields Orogen Holding BVI Ltd.		4.875%	10/07/2020	544,000	529,720	(4)
Myriad International Holding BV:
		6.375%	07/28/2017	100,000	108,625	(4)
		6.375%	07/28/2017	650,000	706,063	(5)

					1,344,408

South Korea - 0.37%
Export Import Bank of Korea		8.125%	01/21/2014	2,447,000	2,813,194

Turkey - 0.42%
Yuksel Insaat AS		9.500%	11/10/2015	3,237,000	3,123,705	(4)

Ukraine - 0.83%
Avangardco Investments Public Ltd.		10.000%	10/29/2015	646,000	642,770
DTEK Finance BV		9.500%	04/28/2015	860,000	929,514	(4)
Ferrexpo Finance PLC		7.875%	04/07/2016	886,000	914,795	(5)
Metinvest BV		8.750%	02/14/2018	2,424,000	2,590,650	(5)
MHP SA		10.250%	04/29/2015	585,000	623,756	(4)
Mriya Agro Holding PLC		10.950%	03/30/2016	510,000	513,188	(5)

					6,214,673

United Arab Emirates - 0.74%
DP World Ltd.		6.850%	07/02/2037	1,770,000	1,718,670	(4)
Dubai Holding Commercial Operations MTN Ltd.:
	EUR	4.750%	01/30/2014	150,000	195,897
	GBP	6.000%	02/01/2017	1,300,000	1,807,041
Dubai Sukuk Centre Ltd.		0.685%	06/13/2012	1,993,000	1,865,448	(3)

					5,587,056

Venezuela - 4.74%
Petroleos de Venezuela SA:
		4.900%	10/28/2014	37,064,039	27,381,059
		5.000%	10/28/2015	2,669,366	1,755,108
		5.250%	04/12/2017	6,000,000	3,655,500
		8.500%	11/02/2017	3,818,000	2,734,642	(4)

					35,526,309

TOTAL CORPORATE BONDS					184,148,765

(Cost $180,335,164)

See Notes to Financial Statements.

20	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2011

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
CREDIT LINKED NOTES - 6.26%
Argentina - 0.46%
Cablevision SA		9.375%	02/12/2018	$3,459,000	$3,467,648	(9)

Brazil - 2.55%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2017	600,000	344,920	(12)
	BRL	10.000%	01/01/2017	1,000,000	573,602	(13)
	BRL	10.000%	01/01/2017	1,000,000	573,221	(13)
	BRL	10.000%	01/01/2021	2,000,000	1,102,836	(13)
	BRL	10.000%	01/01/2021	2,000,000	1,102,837	(13)
	BRL	10.000%	01/01/2021	3,000,000	1,801,616	(14)
	BRL	10.000%	01/01/2021	4,000,000	2,211,991	(15)
	BRL	10.000%	01/01/2021	5,000,000	2,764,989	(10)
	BRL	10.000%	01/01/2021	6,000,000	3,317,986	(9)
	BRL	10.000%	01/01/2021	9,600,000	5,308,778	(14)

					19,102,776

Colombia - 0.98%
Colombia CGM:
	COP	11.000%	07/24/2020	3,500,000,000	2,308,176	(14)
	COP	11.000%	07/24/2020	5,700,000,000	3,759,030	(14)
	COP	10.000%	07/24/2024	1,952,000,000	1,242,290	(14)

					7,309,496

Indonesia - 1.56%
Republic of Indonesia:
	IDR	11.500%	09/18/2019	3,900,000,000	575,142	(15)
	IDR	11.000%	11/16/2020	4,600,000,000	668,537	(12)
	IDR	12.800%	06/15/2021	7,000,000,000	1,127,644	(13)
	IDR	12.800%	06/15/2021	17,000,000,000	2,708,687	(10)
	IDR	8.250%	07/15/2021	7,400,000,000	922,237	(9)
	IDR	8.250%	07/15/2021	7,411,000,000	923,607	(13)
	IDR	8.250%	07/15/2021	14,200,000,000	1,770,113	(12)
	IDR	11.000%	09/15/2025	9,000,000,000	1,294,300	(12)
	IDR	10.000%	02/15/2028	13,000,000,000	1,703,913	(15)

					11,694,180

Iraq - 0.71%
Republic of Iraq	JPY	2.286%	01/01/2028	600,000,000	5,299,963	(3)(16)

TOTAL CREDIT LINKED NOTES					46,874,063

(Cost $45,470,562)

PARTICIPATION NOTES - 0.65%
Argentina - 0.21%
Endesa Costanera SA		11.304%	03/30/2012	456,000	456,000	(3)(10)
Hidroelec el Chocon SA		8.061%	03/01/2015	1,100,00	1,100,000	(11)

					1,556,000

Ukraine - 0.44%
Ukreximbank Biz Finance PLC		8.375%	04/27/2015	3,166,000	3,340,130	(4)

TOTAL PARTICIPATION NOTES					4,896,130

(Cost $4,843,718)

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	21

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2011

	Shares	Market Value (Expressed in U.S. $)
SHORT TERM INVESTMENTS - 6.80%
Money Market Mutual Funds - 6.80%
Dreyfus Cash Advantage Plus Fund
(0.042% 7-Day Yield)	50,972,750	$50,972,750

TOTAL SHORT TERM INVESTMENTS		50,972,750

(Cost $50,972,750)

Total Investments - 100.77%		$755,113,737
(Cost $730,148,968)
Liabilities in Excess of Other Assets - (0.77)%		(5,766,068)

Net Assets - 100.00%		$749,347,669

* The principal/contract amount of each security is stated in the currency in which the bond is denominated (U.S. Dollar unless otherwise notated). See below.

ARS	Argentine Peso	IDR	Indonesian Rupiah
BRL	Brazilian Real	JPY	Japanese Yen
CNY	Chinese Yen	MXN	Mexican Peso
COP	Colombian Peso	MYR	Malaysian Ringgit
EUR	Euro Currency	RUB	Russian Ruble
GBP	Great Britain Pound	ZAR	South African Rand

(1)	Security is currently in default/non-income producing.
(2)

This security has been valued by management at its fair value determined in good faith pursuant to procedures approved by the Board of Trustees. Total market value of fair valued securities amounts to $25,273,467 which represents approximately 3.37% of net assets as of May 31, 2011.

(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect at May 31, 2011.
(4)

Securities were issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of May 31, 2011, the aggregate market value of those securities was $211,367,070, representing 28.21% of net assets.

(5)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Advisor and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $76,110,973, which represents approximately 10.16% of net assets as of May 31, 2011.

(6)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at May 31, 2011.
(7)	Pay-in-kind securities.
(8)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at May 31, 2011. Bank Loans, while exempt from registration, under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(9)	The underlying security is issued by Deutsche Bank AG London.
(10)	The underlying security is issued by Credit Suisse First Boston.
(11)	The underlying security is issued by Bley Investment.
(12)	The underlying security is issued by HSBC Bank.
(13)	The underlying security is issued by JP Morgan Chase.
(14)	The underlying security is issued by Citigroup Global Markets.
(15)	The underlying security is issued by Barclays Bank PLC.
(16)	The underlying security is issued by Merrill Lynch.
(17)	Zero coupon bond reflects effective yield on date of purchase.

See Notes to Financial Statements.

22	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2011

Common Abbreviations:

AS - Anonim Sirket is the Turkish term for Incorporation.

BHD - Berhad is the Malaysian term for public limited company.

BV - Besloten Vennootschap a Dutch private limited liability company.

CGM - Citigroup Global Markets.

JSC - Joint Stock Co.

LLP - Limited Liability Partnership.

Ltd. - Limited.

MTN - Medium Term Note.

OJSC - Open Joint Stock Co.

PLC - Public Limited Co.

Pte - Private.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV - A variable capital company.

SAB de CV - A variable capital company.

SCA - Soceite en Commandite par actions is the French equivalent of a limited partnership.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Contract Description	Contracted Amount	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
BRL	12,465,149	Purchase	06/02/2011	$7,897,082	$234,180
BRL	12,465,150	Sale	06/02/2011	7,897,082	9,782
CNY	28,149,000	Purchase	08/09/2011	4,358,188	101,046
CNY	37,208,050	Purchase	11/14/2011	5,795,060	37,194
CNY	46,122,798	Purchase	05/16/2012	7,256,291	13,350
RUB	199,445,312	Purchase	08/19/2011	7,068,673	28,673

					$424,225

CNY	28,149,000	Sale	08/09/2011	$4,358,188	$(27,143)
CNY	43,251,798	Sale	11/14/2011	6,736,358	(10,417)
CNY	6,043,748	Purchase	11/14/2011	941,298	(3,702)
EUR	13,240,955	Sale	07/14/2011	19,034,132	(323,542)
GBP	1,122,000	Sale	07/14/2011	1,844,697	(28,123)
JPY	436,083,000	Sale	07/14/2011	5,350,953	(17,094)

					$(410,021)

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	23

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2011

	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 91.39%
Aerospace/Defense - 1.91%
CPI International Acquisition, Inc.	8.000%	02/15/2018	$2,225,000	$2,250,031	(1)
Huntington Ingalls Industries, Inc.	7.125%	03/15/2021	2,125,000	2,228,594	(1)
TransDigm, Inc.	7.750%	12/15/2018	2,900,000	3,095,750	(1)
Triumph Group, Inc.	8.625%	07/15/2018	1,575,000	1,750,219

				9,324,594

Automotive - 1.68%
Allison Transmission, Inc.	7.125%	05/15/2019	1,100,000	1,097,250	(1)
Chrysler Group LLC:
	8.000%	06/15/2019	750,000	751,875	(1)
	8.250%	06/15/2021	1,200,000	1,203,000	(1)
Commercial Vehicle Group, Inc.	7.875%	04/15/2019	650,000	667,875	(1)
Ford Motor Co.:
	7.450%	07/16/2031	910,000	1,037,843
	8.900%	01/15/2032	25,000	30,091
Pinafore LLC	9.000%	10/01/2018	1,975,000	2,177,438	(1)
TRW Automotive, Inc.	8.875%	12/01/2017	550,000	620,125	(1)
Uncle Acquisition 2010 Corp.	8.625%	02/15/2019	575,000	606,625	(1)

				8,192,122

Banking - 0.89%
E*Trade Financial Corp.	12.500%	11/30/2017	1,670,000	2,016,525	(2)
Provident Funding Associates LP:
	10.250%	04/15/2017	1,025,000	1,137,750	(1)
	10.125%	02/15/2019	1,125,000	1,170,000	(1)

				4,324,275

Building Products - 1.21%
American Standard Americas	10.750%	01/15/2016	715,000	752,538	(1)
Associated Materials LLC	9.125%	11/01/2017	150,000	155,438	(1)
Griffon Corp.	7.125%	04/01/2018	1,025,000	1,050,625	(1)
Interface, Inc.	7.625%	12/01/2018	1,225,000	1,316,875
Interline Brands, Inc.	7.000%	11/15/2018	550,000	565,812
Norcraft Cos. LP:
	10.500%	12/15/2015	850,000	894,625	(1)
	10.500%	12/15/2015	1,125,000	1,184,062

				5,919,975

Chemicals - 2.84%
Ineos Group Holdings PLC	8.500%	02/15/2016	2,165,000	2,238,069	(1)
Koppers, Inc.	7.875%	12/01/2019	1,875,000	2,043,750
Lyondell Chemical Co.	8.375%	08/15/2015	945,000	0	(1)(3)(4)
MacDermid, Inc.	9.500%	04/15/2017	1,875,000	2,010,938	(1)
Momentive Performance Materials, Inc.:
	11.500%	12/01/2016	1,100,000	1,190,750
	9.000%	01/15/2021	2,120,000	2,273,700	(1)
NewMarket Corp.	7.125%	12/15/2016	1,405,000	1,467,354
Nova Chemicals Corp.	8.375%	11/01/2016	2,375,000	2,665,937

				13,890,498

See Notes to Financial Statements.

24	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2011

	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Construction Machinery - 1.13%
Case New Holland, Inc.	7.875%	12/01/2017	$950,000	$1,061,625	(1)
The Manitowoc Co., Inc.:
	9.500%	02/15/2018	1,975,000	2,197,187
	8.500%	11/01/2020	100,000	109,250
United Rentals North America, Inc.	8.375%	09/15/2020	2,050,000	2,142,250

				5,510,312

Consumer Products - 0.75%
Armored Autogroup, Inc.	9.250%	11/01/2018	1,025,000	1,044,219	(1)
Elizabeth Arden, Inc.	7.375%	03/15/2021	850,000	896,750
NBTY, Inc.	9.000%	10/01/2018	800,000	862,000	(1)
Visant Corp.	10.000%	10/01/2017	800,000	850,000

				3,652,969

Containers/Packaging - 2.58%
ARD Finance SA	11.125%	06/01/2018	200,000	207,000	(1)(2)
Ardagh Packaging Finance PLC	9.125%	10/15/2020	2,050,000	2,265,250	(1)
BWAY Holding Co.	10.000%	06/15/2018	1,275,000	1,428,000
Graham Packaging Co. LP	8.250%	10/01/2018	975,000	1,067,625
Owens Illinois, Inc.	7.800%	05/15/2018	325,000	357,500
Pregis Corp.	12.375%	10/15/2013	750,000	748,125
Radnor Holdings Corp.	11.000%	03/15/2010	25,000	2	(3)(4)
Reynolds Group Issuer, Inc.:
	7.750%	10/15/2016	1,850,000	1,988,750	(1)
	9.000%	04/15/2019	2,250,000	2,399,063	(1)
	8.250%	02/15/2021	650,000	664,625	(1)
Reynolds Group, Inc.	8.500%	05/15/2018	975,000	1,018,875	(1)
Solo Cup Co.	8.500%	02/15/2014	490,000	452,025

				12,596,840

Drillers/Services - 3.33%
Basic Energy Services, Inc.	7.125%	04/15/2016	1,150,000	1,184,500
Bristow Group, Inc.	7.500%	09/15/2017	1,205,000	1,271,275
CHC Helicopter SA	9.250%	10/15/2020	2,175,000	2,120,625	(1)
Complete Production Services, Inc.	8.000%	12/15/2016	1,975,000	2,088,563
Exterran Holdings, Inc.	7.250%	12/01/2018	1,125,000	1,161,562	(1)
Hercules Offshore LLC	10.500%	10/15/2017	2,255,000	2,407,213	(1)
Hornbeck Offshore Services, Inc.	8.000%	09/01/2017	1,875,000	1,931,250
Offshore Group Investments Ltd.:
	11.500%	08/01/2015	125,000	138,125	(1)
	11.500%	08/01/2015	515,000	570,362
Parker Drilling Co.	9.125%	04/01/2018	200,000	219,000
PHI, Inc.	8.625%	10/15/2018	800,000	854,000
SESI LLC	6.375%	05/01/2019	1,100,000	1,100,000	(1)
Trinidad Drilling Ltd.	7.875%	01/15/2019	1,150,000	1,219,000	(1)

				16,265,475

Electric - 5.40%
The AES Corp.:
	7.750%	10/15/2015	850,000	930,750
	9.750%	04/15/2016	925,000	1,075,313

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	25

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2011

	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
	8.000%	10/15/2017	$2,225,000	$2,416,906
Calpine Corp.:
	7.875%	07/31/2020	2,250,000	2,396,250	(1)
	7.500%	02/15/2021	1,925,000	2,011,625	(1)
Dynegy Holdings, Inc.:
	8.375%	05/01/2016	3,070,000	2,555,775
	7.125%	05/15/2018	500,000	352,500
	7.750%	06/01/2019	460,000	338,100
	7.625%	10/15/2026	25,000	17,375
Edison Mission Energy:
	7.750%	06/15/2016	1,825,000	1,665,313
	7.000%	05/15/2017	150,000	124,875
	7.200%	05/15/2019	1,540,000	1,255,100
	7.625%	05/15/2027	1,135,000	862,600
GenOn Energy, Inc.:
	9.500%	10/15/2018	1,650,000	1,744,875
	9.875%	10/15/2020	1,875,000	1,982,812
NRG Energy, Inc.:
	7.625%	05/15/2019	775,000	775,969	(1)
	8.500%	06/15/2019	2,300,000	2,392,000
	8.250%	09/01/2020	1,235,000	1,272,050
	7.875%	05/15/2021	2,200,000	2,208,250	(1)

				26,378,438

Environmental Services - 0.35%
Clean Harbors, Inc.	7.625%	08/15/2016	1,591,000	1,706,347

Exploration & Production - 4.55%
Atlas Pipeline Partners LP	8.750%	06/15/2018	225,000	244,125
Concho Resources, Inc.	7.000%	01/15/2021	1,450,000	1,522,500
Denbury Resources, Inc.	8.250%	02/15/2020	1,346,000	1,494,060
Eagle Rock Energy Partners LP	8.375%	06/01/2019	1,525,000	1,530,719	(1)
Encore Acquisition Co.	9.500%	05/01/2016	1,000,000	1,127,500
Linn Energy LLC:
	6.500%	05/15/2019	250,000	250,625	(1)
	7.750%	02/01/2021	3,225,000	3,418,500	(1)
MEG Energy Corp.	6.500%	03/15/2021	1,875,000	1,896,094	(1)
NFR Energy LLC:
	9.750%	02/15/2017	225,000	222,188	(1)
	9.750%	02/15/2017	1,075,000	1,061,562	(1)
Penn Virginia Corp.	10.375%	06/15/2016	1,450,000	1,638,500
Plains Exploration & Production Co.:
	7.625%	06/01/2018	800,000	854,000
	7.625%	04/01/2020	1,050,000	1,113,000
Quicksilver Resources, Inc.:
	8.250%	08/01/2015	200,000	212,000
	11.750%	01/01/2016	700,000	815,500
SandRidge Energy, Inc.:
	8.000%	06/01/2018	575,000	606,625	(1)
	8.750%	01/15/2020	1,000,000	1,092,500
	7.500%	03/15/2021	2,000,000	2,072,500	(1)

See Notes to Financial Statements.

26	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2011

	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Venoco, Inc.	8.875%	02/15/2019	$1,050,000	$1,064,437	(1)

				22,236,935

Financial Other - 0.24%
International Lease Finance Corp.	8.250%	12/15/2020	1,025,000	1,153,125

Food & Beverage - 2.91%
Cott Beverages, Inc.	8.375%	11/15/2017	900,000	967,500
Dean Foods Co.:
	7.000%	06/01/2016	2,225,000	2,241,688
	9.750%	12/15/2018	2,425,000	2,625,063	(1)
Del Monte Foods Co.	7.625%	02/15/2019	3,475,000	3,564,047	(1)
Michael Foods, Inc.	9.750%	07/15/2018	725,000	801,125	(1)
Pinnacle Foods Finance LLC:
	9.250%	04/01/2015	1,825,000	1,920,812
	10.625%	04/01/2017	400,000	431,000
	8.250%	09/01/2017	1,550,000	1,652,687

				14,203,922

Gaming - 4.31%
American Casino & Entertainment Properties LLC	11.000%	06/15/2014	675,000	723,938
Ameristar Casinos, Inc.	7.500%	04/15/2021	1,475,000	1,537,688	(1)
Boyd Gaming Corp.	9.125%	12/01/2018	2,025,000	2,108,531	(1)
Caesars Entertainment Operating Co., Inc	12.750%	04/15/2018	1,165,000	1,199,950
Harrah’s Operating Co., Inc.	5.375%	12/15/2013	1,100,000	1,039,500
Isle of Capri Casinos, Inc.:
	7.000%	03/01/2014	2,300,000	2,294,250
	7.750%	03/15/2019	1,225,000	1,251,031	(1)
Jacobs Entertainment, Inc.	9.750%	06/15/2014	205,000	210,125
MGM Resorts International:
	5.875%	02/27/2014	2,025,000	2,014,875
	6.875%	04/01/2016	1,140,000	1,095,825
	10.000%	11/01/2016	1,025,000	1,114,688	(1)
	11.125%	11/15/2017	800,000	932,000
	9.000%	03/15/2020	875,000	977,812
Pinnacle Entertainment, Inc.:
	7.500%	06/15/2015	2,605,000	2,676,637
	8.625%	08/01/2017	775,000	856,375
	8.750%	05/15/2020	950,000	1,028,375

				21,061,600

Gas Distributors - 1.13%
Inergy LP:
	8.750%	03/01/2015	556,000	597,700
	6.875%	08/01/2021	2,150,000	2,217,188	(1)
Niska Gas Storage US LLC	8.875%	03/15/2018	2,200,000	2,376,000
Regency Energy Partners LP	6.875%	12/01/2018	300,000	317,250

				5,508,138

Gas Pipelines - 2.99%
ANR Pipeline Co.:
	7.375%	02/15/2024	60,000	75,049

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	27

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2011

	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
	7.000%	06/01/2025	$10,000	$11,531
Copano Energy LLC:
	7.750%	06/01/2018	675,000	710,438
	7.125%	04/01/2021	1,525,000	1,544,062
Crosstex Energy, Inc.	8.875%	02/15/2018	1,950,000	2,125,500
El Paso Corp.:
	7.250%	06/01/2018	1,500,000	1,772,358
Series GMTN	7.800%	08/01/2031	1,900,000	2,317,343
MarkWest Energy Partners LP:
Series B	8.750%	04/15/2018	850,000	944,562
	6.750%	11/01/2020	475,000	491,625
	6.500%	08/15/2021	650,000	658,937
Sabine Pass LNG LP	7.250%	11/30/2013	2,175,000	2,262,000
Targa Resources Partners LP:
	7.875%	10/15/2018	775,000	827,312	(1)
	6.875%	02/01/2021	850,000	848,938	(1)

				14,589,655

Healthcare - 8.07%
Alere, Inc.:
	7.875%	02/01/2016	1,350,000	1,415,812
	9.000%	05/15/2016	1,625,000	1,730,625
American Renal Holdings, Inc.	8.375%	05/15/2018	1,875,000	1,968,750
Biomet, Inc.	11.625%	10/15/2017	1,400,000	1,578,500
CDRT Merger Sub, Inc.	8.125%	06/01/2019	1,350,000	1,365,187	(1)
Community Health Systems, Inc.	8.875%	07/15/2015	4,325,000	4,476,375
ConvaTec Healthcare E SA	10.500%	12/15/2018	2,100,000	2,278,500	(1)
DaVita, Inc.	6.625%	11/01/2020	850,000	875,500
HCA Holdings, Inc.	7.750%	05/15/2021	275,000	289,094	(1)
HCA, Inc.:
	6.375%	01/15/2015	1,100,000	1,138,500
	9.250%	11/15/2016	2,200,000	2,359,500
	9.625%	11/15/2016	2,013,000	2,158,942	(2)
HealthSouth Corp.	8.125%	02/15/2020	3,425,000	3,784,625
IASIS Healthcare LLC	8.375%	05/15/2019	1,500,000	1,513,125	(1)
Multiplan, Inc.	9.875%	09/01/2018	850,000	922,250	(1)
Radiation Therapy Services, Inc.	9.875%	04/15/2017	2,275,000	2,317,656
Surgical Care Affiliates, Inc.:
	8.875%	07/15/2015	984,000	1,018,440	(1)(2)
	10.000%	07/15/2017	1,275,000	1,326,000	(1)
United Surgical Partners International, Inc.:
	8.875%	05/01/2017	125,000	132,969
	9.250%	05/01/2017	1,220,000	1,300,825	(2)
Vanguard Health Holding Co. II LLC	8.000%	02/01/2018	4,525,000	4,739,938
Vanguard Health Systems, Inc.	10.625%	02/01/2016	1,150,000	748,938	(1)(5)

				39,440,051

Industrial Other - 1.25%
Dematic SA	8.750%	05/01/2016	925,000	943,500	(1)
Park-Ohio Industries, Inc.	8.125%	04/01/2021	1,250,000	1,284,375	(1)
RBS Global, Inc.	8.500%	05/01/2018	3,550,000	3,869,500

				6,097,375

See Notes to Financial Statements.

28	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2011

	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Leisure - 2.04%
AMC Entertainment, Inc.:
	8.000%	03/01/2014	$550,000	$558,250
	9.750%	12/01/2020	3,725,000	3,971,781	(1)
Cinemark USA, Inc.:
	8.625%	06/15/2019	1,775,000	1,948,063
	7.375%	06/15/2021	1,175,000	1,175,000	(1)
Regal Cinemas Corp.	8.625%	07/15/2019	1,700,000	1,827,500
Regal Entertainment Group	9.125%	08/15/2018	475,000	507,062

				9,987,656

Media Cable - 4.14%
Atlantic Broadband Finance LLC	9.375%	01/15/2014	1,710,000	1,744,200
Cablevision Systems Corp.:
	8.625%	09/15/2017	925,000	1,047,563
	7.750%	04/15/2018	525,000	572,250
	8.000%	04/15/2020	750,000	826,875
CCO Holdings LLC	7.000%	01/15/2019	425,000	436,156
Cequel Communications Holdings I LLC	8.625%	11/15/2017	1,175,000	1,254,312	(1)
CSC Holdings LLC:
	8.500%	06/15/2015	800,000	872,000
	7.625%	07/15/2018	325,000	356,281
	8.625%	02/15/2019	475,000	549,812
DISH DBS Corp.:
	7.125%	02/01/2016	960,000	1,029,600
	7.875%	09/01/2019	2,750,000	3,007,813
	6.750%	06/01/2021	850,000	862,750	(1)
Insight Communications Co., Inc.	9.375%	07/15/2018	575,000	646,875	(1)
Kabel BW Erste Beteiligungs GmbH	7.500%	03/15/2019	1,075,000	1,124,719	(1)
Mediacom LLC	9.125%	08/15/2019	500,000	545,000
Ono Finance II PLC	10.875%	07/15/2019	675,000	752,625	(1)
Unitymedia Hesson GmbH & Co.	8.125%	12/01/2017	125,000	133,438	(1)
UPC Holding BV	9.875%	04/15/2018	1,900,000	2,137,500	(1)
Virgin Media Finance PLC:
	9.125%	08/15/2016	725,000	766,687
Series 1	9.500%	08/15/2016	1,100,000	1,262,250	(1)
	8.375%	10/15/2019	275,000	310,750

				20,239,456

Media Other - 3.28%
Bonten Media Acquisition Co.	9.000%	06/01/2015	514,131	388,169	(1)(2)
Citadel Broadcasting Corp.	7.750%	12/15/2018	400,000	434,500	(1)
Entravision Communications Corp.	8.750%	08/01/2017	2,125,000	2,268,437
Fox Acquisition Sub LLC	13.375%	07/15/2016	1,665,000	1,885,613	(1)
Interep National Radio Sales, Inc., Series B	10.000%	07/01/2008	4,000	0	(3)(4)
Lamar Media Corp.:
	6.625%	08/15/2015	710,000	729,525
Series B	6.625%	08/15/2015	1,680,000	1,722,000
Series C	6.625%	08/15/2015	200,000	205,000
Radio One, Inc.	12.500%	05/11/2016	2,442,833	2,528,332	(1)(2)
Sinclair Television Group, Inc.:
	9.250%	11/01/2017	800,000	898,000	(1)

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	29

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2011

	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
	8.375%	10/15/2018	$1,325,000	$1,421,063
Univision Communications, Inc.:
	7.875%	11/01/2010	1,900,000	2,023,500	(1)
	6.875%	05/15/2019	600,000	603,000	(1)
	8.500%	05/15/2021	900,000	931,500	(1)

				16,038,639

Metals/Mining/Steel - 4.59%
APERAM:
	7.375%	04/01/2016	850,000	885,063	(1)
	7.750%	04/01/2018	1,425,000	1,478,438	(1)
Atkore International, Inc.	9.875%	01/01/2018	2,074,000	2,260,660	(1)
Cloud Peak Energy Resources LLC:
	8.250%	12/15/2017	400,000	438,000
	8.500%	12/15/2019	1,450,000	1,624,000
Consol Energy, Inc.:
	8.000%	04/01/2017	1,175,000	1,292,500
	8.250%	04/01/2020	800,000	892,000
Drummond Co., Inc.:
	9.000%	10/15/2014	325,000	342,875	(1)
	7.375%	02/15/2016	1,475,000	1,515,562
FMG Resources August 2006 Property Ltd.	7.000%	11/01/2015	1,115,000	1,165,175	(1)
JMC Steel Group	8.250%	03/15/2018	1,600,000	1,660,000	(1)
Mirabela Nickel Ltd.	8.750%	04/15/2018	2,325,000	2,354,062	(1)
Novelis, Inc.	8.375%	12/15/2017	1,800,000	1,971,000
Penn Virginia Resource Partners LP	8.250%	04/15/2018	2,130,000	2,263,125
Taseko Mines Ltd.	7.750%	04/15/2019	2,225,000	2,269,500

				22,411,960

Non Captive Finance - 0.27%
Ally Financial, Inc.	6.250%	12/01/2017	790,000	816,787	(1)
PHH Corp.	9.250%	03/01/2016	450,000	502,875

				1,319,662

Paper/Forest Products - 3.19%
Ainsworth Lumber Co. Ltd.	11.000%	07/29/2015	1,946,250	1,938,952	(1)(2)
Boise Paper Holdings LLC	8.000%	04/01/2020	2,000,000	2,170,000
Cascades, Inc.:
	7.750%	12/15/2017	1,750,000	1,863,750
	7.875%	01/15/2020	225,000	238,500
Catalyst Paper Corp.	11.000%	12/15/2016	1,475,000	1,349,625	(1)
Graphic Packaging International, Inc.	9.500%	06/15/2017	2,155,000	2,413,600
Mercer International, Inc.	9.500%	12/01/2017	1,650,000	1,817,062
NewPage Corp.	11.375%	12/31/2014	1,215,000	1,178,550
Verso Paper Holdings LLC, Series B	11.375%	08/01/2016	1,075,000	1,118,000
Xerium Technologies, Inc.	8.875%	06/15/2018	1,500,000	1,507,500	(1)

				15,595,539

Property & Casualty Insurance - 0.24%
CNO Financial Group, Inc.	9.000%	01/15/2018	1,100,000	1,193,500	(1)

See Notes to Financial Statements.

30	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2011

	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Publishing/Printing - 1.59%
Baker & Taylor, Inc.	11.500%	07/01/2013	$1,295,000	$1,087,800	(1)
Cenveo Corp.:
	7.875%	12/01/2013	3,400,000	3,374,500
	8.375%	06/15/2014	650,000	606,125
	10.500%	08/15/2016	350,000	354,375	(1)
	8.875%	02/01/2018	500,000	510,000
Dex One Corp.	12.000%	01/29/2017	15,236	7,009	(2)
IDEARC, Inc.	8.000%	11/15/2016	1,265,000	0	(3)(4)
The McClatchy Co.	11.500%	02/15/2017	1,205,000	1,325,500
Nielsen Finance LLC	7.750%	10/15/2018	450,000	484,875	(1)

				7,750,184

Refining - 0.56%
Petroplus Finance Ltd.:
	6.750%	05/01/2014	1,585,000	1,561,225	(1)
	7.000%	05/01/2017	925,000	883,375	(1)
	9.375%	09/15/2019	300,000	309,000	(1)

				2,753,600

REITS - 0.41%
CB Richard Ellis Services, Inc.	11.625%	06/15/2017	1,675,000	1,984,875

Restaurants - 0.40%
DineEquity, Inc.	9.500%	10/30/2018	975,000	1,072,500	(1)
Dunkin’ Brands, Inc.	9.625%	12/01/2018	821,000	832,281	(1)
Sbarro, Inc.	10.375%	02/01/2015	225,000	46,125	(3)

				1,950,906

Retail Food/Drug - 0.73%
Albertsons, Inc.:
	8.700%	05/01/2030	725,000	676,062
	8.000%	05/01/2031	550,000	484,000
American Stores Co.:
	7.900%	05/01/2017	550,000	548,625
	8.000%	06/01/2026	1,465,000	1,355,125
Series MTNB	7.100%	03/20/2028	600,000	492,000

				3,555,812

Retail Non Food/Drug - 4.46%
The Bon Ton Department Stores, Inc.	10.250%	03/15/2014	1,380,000	1,411,050
Claire’s Stores, Inc.:
	9.250%	06/01/2015	550,000	548,625
	9.625%	06/01/2015	1,243,762	1,246,871	(2)
	8.875%	03/15/2019	1,150,000	1,109,750	(1)
Express LLC	8.750%	03/01/2018	1,300,000	1,417,000
JC Penney Corp., Inc.	7.400%	04/01/2037	1,475,000	1,430,750
Limited Brands, Inc.:
	7.000%	05/01/2020	1,075,000	1,161,000
	6.625%	04/01/2021	625,000	654,688
	6.950%	03/01/2033	1,350,000	1,263,938
	7.600%	07/15/2037	400,000	397,000
Macy’s Retail Holdings, Inc.	7.875%	08/15/2036	325,000	358,193

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	31

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2011

	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Michaels Stores, Inc.	7.750%	11/01/2018	$725,000	$744,937	(1)
Needle Merger Sub Corp.	8.125%	03/15/2019	1,050,000	1,068,375	(1)
Neiman Marcus Group, Inc.	10.375%	10/15/2015	1,200,000	1,269,000
Petco Animal Supplies, Inc.	9.250%	12/01/2018	1,200,000	1,293,000	(1)
QVC, Inc.	7.500%	10/01/2019	1,150,000	1,244,875	(1)
RadioShack Corp.	6.750%	05/15/2019	2,250,000	2,255,625	(1)
Toys R Us Delaware, Inc.	7.375%	09/01/2016	375,000	391,875	(1)
Toys R Us Property Co. I LLC	10.750%	07/15/2017	2,200,000	2,497,000

				21,763,552

Satellite - 0.47%
Intelsat Jackson Holdings SA:
	9.500%	06/15/2016	900,000	949,500
	7.250%	04/01/2019	375,000	379,688	(1)
	8.500%	11/01/2019	900,000	967,500

				2,296,688

Services Other - 5.04%
American Residential Services LLC	12.000%	04/15/2015	1,075,000	1,173,094	(1)
ARAMARK Corp.	8.500%	02/01/2015	3,070,000	3,208,150
ARAMARK Holdings Corp.	8.625%	05/01/2016	1,475,000	1,515,563	(1)(2)
Brickman Group Holdings, Inc.	9.125%	11/01/2018	2,250,000	2,345,625	(1)
Education Management LLC:
	8.750%	06/01/2014	1,200,000	1,227,000
	10.250%	06/01/2016	215,000	225,212
The Geo Group, Inc.	7.750%	10/15/2017	2,300,000	2,478,250
GXS Worldwide, Inc.	9.750%	06/15/2015	2,175,000	2,223,937
Interactive Data Corp.	10.250%	08/01/2018	1,875,000	2,095,313	(1)
Iron Mountain, Inc.:
	8.750%	07/15/2018	1,200,000	1,261,500
	8.000%	06/15/2020	375,000	397,500
	8.375%	08/15/2021	325,000	349,375
The ServiceMaster Co.:
	10.750%	07/15/2015	1,800,000	1,912,500	(1)(2)
	7.450%	08/15/2027	325,000	271,375
Trans Union LLC	11.375%	06/15/2018	1,875,000	2,175,000
West Corp.:
	8.625%	10/01/2018	350,000	370,562	(1)
	7.875%	01/15/2019	1,350,000	1,378,688	(1)

				24,608,644

Technology - 3.74%
Buccaneer Merger Sub, Inc.	9.125%	01/15/2019	1,050,000	1,130,063	(1)
CommScope, Inc.	8.250%	01/15/2019	1,750,000	1,841,875	(1)
Fidelity National Information Services, Inc.	7.875%	07/15/2020	575,000	636,813
First Data Corp.	12.625%	01/15/2021	1,165,000	1,272,762	(1)
iGate Corp.	9.000%	05/01/2016	1,750,000	1,806,875	(1)
MEMC Electronic Materials, Inc.	7.750%	04/01/2019	1,725,000	1,776,750	(1)
NXP BV	9.750%	08/01/2018	2,125,000	2,465,000	(1)
Seagate HDD Cayman	7.750%	12/15/2018	2,075,000	2,194,312	(1)
Sensata Technologies BV	6.500%	05/15/2019	1,175,000	1,194,094	(1)

See Notes to Financial Statements.

32	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2011

	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
SSI Investments II	11.125%	06/01/2018	$1,700,000	$1,904,000
SunGard Data Systems, Inc.:
	7.375%	11/15/2018	1,625,000	1,665,625
	7.625%	11/15/2020	375,000	390,937

				18,279,106

Textile/Apparel - 0.69%
Levi Strauss & Co.:
	8.875%	04/01/2016	725,000	759,438
	7.625%	05/15/2020	925,000	941,187
Quiksilver, Inc.	6.875%	04/15/2015	1,700,000	1,670,250

				3,370,875

Transportation - Non Air/Rail - 0.74%
CMA CGM SA	8.500%	04/15/2017	1,000,000	915,000	(1)
General Maritime Corp.	12.000%	11/15/2017	1,775,000	1,570,875
Teekay Corp.	8.500%	01/15/2020	1,025,000	1,124,937

				3,610,812

Wireless - 3.32%
Crown Castle International Corp.	9.000%	01/15/2015	3,050,000	3,400,750
MetroPCS Wireless, Inc.:
	7.875%	09/01/2018	1,300,000	1,405,625
	6.625%	11/15/2020	975,000	975,000
Nextel Communications, Inc., Series D	7.375%	08/01/2015	2,325,000	2,351,156
NII Capital Corp.	7.625%	04/01/2021	600,000	639,750
SBA Telecommunications, Inc.	8.250%	08/15/2019	700,000	774,375
Sprint Capital Corp.	8.750%	03/15/2032	3,825,000	4,240,969
Wind Acquisition Finance SA:
	11.750%	07/15/2014	975,000	1,138,312	(1)
	12.250%	07/15/2017	1,039,917	1,292,097	(1)(2)

				16,218,034

Wirelines - 3.97%
Cincinnati Bell, Inc.:
	8.250%	10/15/2017	975,000	998,156
	8.750%	03/15/2018	1,150,000	1,115,500
	8.375%	10/15/2020	50,000	50,750
Citizens Communications Co.:
	7.875%	01/15/2027	125,000	123,750
	9.000%	08/15/2031	4,555,000	4,777,056
Embarq Corp.	7.995%	06/01/2036	1,575,000	1,722,910
ITC Deltacom, Inc.	10.500%	04/01/2016	2,025,000	2,197,125
Level 3 Financing, Inc.:
	9.250%	11/01/2014	576,000	596,160
	4.215%	02/15/2015	225,000	217,125	(6)
	10.000%	02/01/2018	2,100,000	2,283,750
Qwest Corp.:
	7.500%	06/15/2023	425,000	428,719
	6.875%	09/15/2033	2,150,000	2,125,812
Windstream Corp.:
	7.875%	11/01/2017	675,000	741,656
	7.750%	10/15/2020	400,000	432,000

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	33

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2011

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)

Windstream Corp.:
		7.750%	10/01/2021	$515,000	$560,063
		7.500%	04/01/2023	1,000,000	1,035,000

					19,405,532

TOTAL CORPORATE BONDS					446,387,678

(Cost $416,578,734)

CONVERTIBLE CORPORATE BONDS - 1.94%
Aerospace/Defense - 0.07%
Alliant Techsystems, Inc.		2.750%	09/15/2011	331,000	334,310

Airlines - 0.02%
AirTran Holdings, Inc.		5.250%	11/01/2016	80,000	118,100

Automotive - 0.17%
Cie Generale des Etablissements Michelin, Series ML	EUR	1.197%	01/01/2017	166,631	270,540	(4)(5)
Suzuki Motor Corp., Series 4	JPY	0.000%	03/29/2013	25,000,000	309,080	(1)(5)
TRW Automotive, Inc.		3.500%	12/01/2015	130,000	266,337	(1)

					845,957

Building Products - 0.03%
Cemex SAB de CV:
		3.250%	03/15/2016	49,000	49,184	(1)
		3.750%	03/15/2018	100,000	100,500	(1)

					149,684

Containers/Packaging - 0.06%
Owens-Brockway Glass Container, Inc.		3.000%	06/01/2015	278,000	289,815	(1)

Drillers/Services - 0.18%
Hercules Offshore, Inc.		3.375%	06/01/2038	252,000	238,770	(7)
Newpark Resources, Inc.		4.000%	10/01/2017	199,000	244,770
Subsea 7 SA, Series ACY		2.250%	10/11/2013	300,000	373,500

					857,040

Exploration & Production - 0.03%
InterOil Corp.		2.750%	11/15/2015	9,000	8,235
Quicksilver Resources, Inc.		1.875%	11/01/2024	138,000	145,762

					153,997

Financial Other - 0.00%(8)
Ares Capital Corp.		5.125%	06/01/2016	18,000	18,495	(1)

Food & Beverage - 0.11%
Smithfield Foods, Inc.		4.000%	06/30/2013	163,000	191,118
Tyson Foods, Inc.		3.250%	10/15/2013	280,000	361,550

					552,668

Healthcare - 0.16%
Amylin Pharmaceuticals, Inc.		3.000%	06/15/2014	192,000	176,160
Hologic, Inc.		2.000%	12/15/2037	84,000	82,425	(7)

See Notes to Financial Statements.

34	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2011

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Life Technologies Corp.		3.250%	06/15/2025	$498,000	$529,125

					787,710

Industrial Other - 0.02%
Altra Holdings, Inc.		2.750%	03/01/2031	68,000	78,965	(1)

Lodging - 0.01%
Home Inns & Hotels Management, Inc.		2.000%	12/15/2015	56,000	58,870	(1)

Metals/Mining/Steel - 0.04%
RTI International Metals, Inc.		3.000%	12/01/2015	134,000	173,697

Pharmaceuticals - 0.23%
Gilead Sciences, Inc.		1.000%	05/01/2014	282,000	317,603	(1)
PDL BioPharma, Inc.		3.750%	05/01/2015	74,000	76,127
Savient Pharmaceuticals, Inc.		4.750%	02/01/2018	74,000	79,550
Shire PLC, Series SHP		2.750%	05/09/2014	375,000	432,656
Teva Pharmaceutical Finance Co. LLC, Series C		0.250%	02/01/2026	175,000	206,719

					1,112,655

Property & Casualty Insurance - 0.01%
Radian Group, Inc.		3.000%	11/15/2017	71,000	55,114

Railroads - 0.03%
Greenbrier Cos., Inc.		3.500%	04/01/2018	152,000	156,560	(1)

Technology - 0.68%
Alcatel-Lucent, Series ALU	EUR	5.000%	01/01/2015	2,000,000	72,383	(4)
Alcatel Lucent USA, Inc.:
Series A		2.875%	06/15/2023	330,000	296,175
Series B		2.750%	06/15/2025	90,000	89,437
Callidus Software, Inc.		4.750%	06/01/2016	94,000	92,881	(1)
Comtech Telecommunications Corp.		3.000%	05/01/2029	284,000	296,780
Digital River, Inc.		2.000%	11/01/2030	255,000	257,550	(1)
Hon Hai Precision Industry Co. Ltd.		0.000%	10/12/2013	100,000	103,250	(5)
Intel Corp.		3.250%	08/01/2039	148,000	184,260
Ixia		3.000%	12/15/2015	271,000	307,585	(1)
Lam Research Corp.		0.500%	05/15/2016	41,000	42,333	(1)
Mentor Graphics Corp.		4.000%	04/01/2031	183,000	185,745	(1)
Micron Technology, Inc.		1.875%	06/01/2027	232,000	265,060
Novellus Systems, Inc.		2.625%	05/15/2041	44,000	47,630	(1)
ON Semiconductor Corp.:
Series B		0.221%	04/15/2024	280,000	341,250	(5)
		2.625%	12/15/2026	223,000	285,161
SanDisk Corp.		1.500%	08/15/2017	127,000	145,733
WebMD Health Corp.:
		2.250%	03/31/2016	40,000	38,750	(1)
		2.500%	01/31/2018	100,000	99,625	(1)
Xilinx, Inc.		3.125%	03/15/2037	146,000	182,683

					3,334,271

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	35

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2011

	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Transportation Non Air/Rail - 0.01%
Ultrapetrol Bahamas Ltd.	7.250%	01/15/2017	$31,000	$30,651	(1)

Wirelines - 0.08%
Earthlink, Inc.	3.250%	11/15/2026	360,000	380,700	(7)

TOTAL CONVERTIBLE CORPORATE BONDS				9,489,259

(Cost $8,910,065)

BANK LOANS - 1.83%(9)
Building Products - 0.04%
Collins & Aikman Floorcoverings, Inc. Loan:
	2.810%	06/14/2011	146,939	141,612
	2.809%	06/21/2011	18,367	17,702
	2.807%	06/30/2011	7,113	6,855

				166,169

Electric - 0.81%
Texas Competitive Electric Holdings Co., LLC - 2017 Term Loan:
	4.706%	06/09/2011	2,429,552	1,923,750
	4.768%	08/09/2011	2,578,057	2,041,339

				3,965,089

Gaming - 0.47%
Caesers Entertainment Operating Co., Inc. - Term - B-2 Loan:
	3.194%	06/27/2011	766,868	715,679
	3.274%	07/25/2011	1,708,132	1,594,110

				2,309,789

Non Captive Finance - 0.41%
iStar Financial, Inc. Tranche A 2 Loan	7.000%	06/10/2011	2,000,000	2,019,822

Publishing/Printing - 0.10%
Merrill Communications LLC - Loan (Second Lien):
	13.750%	06/30/2011	150,000	150,562
	14.000%	07/29/2011	6,152	6,175
R.H. Donnelley, Inc. - Loan:
	9.000%	06/30/2011	30,793	23,018
	9.000%	07/29/2011	111,820	83,586
	9.000%	08/31/2011	116,534	87,109
Tribune Co. - Tranche X Advance	5.000%	12/31/2010	192,000	129,520	(3)

				479,970

TOTAL BANK LOANS				8,940,839

(Cost $8,622,492)

COMMON STOCKS - 0.47%
Chemicals - 0.04%
LyondellBasell Industries NV			4,658	204,067

See Notes to Financial Statements.

36	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2011

	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Gas Pipelines - 0.05%
El Paso Corp.			11,346	238,833

Media Cable - 0.36%
Charter Communications, Inc.			31,035	$1,753,167	(10)

Publishing/Printing - 0.01%
Dex One Corp.			12,498	29,245	(10)
SuperMedia, Inc.			998	4,332	(10)

				33,577

Technology - 0.01%
Veeco Instruments, Inc.			1,236	71,181	(10)

TOTAL COMMON STOCKS				2,300,825

(Cost $4,351,320)

PREFERRED STOCKS - 0.33%
Banking - 0.12%
Wells Fargo & Co.	7.500%	12/31/2049	345	374,325
Wintrust Financial Corp.	7.500%	12/15/2013	3,450	184,520

				558,845

Electric - 0.02%
AES Trust III	6.750%	10/15/2029	600	29,490
PPL Corp.	8.750%	05/11/2014	1,300	71,175

				100,665

Exploration & Production - 0.07%
Apache Corp.	6.000%	08/01/2013	5,210	346,621

Food & Beverage - 0.05%
Archer-Daniels-Midland Co.	6.250%	06/01/2011	5,700	232,674

Life - 0.05%
Hartford Financial Services Group, Inc.	7.250%	04/01/2013	3,400	89,352
MetLife, Inc.	5.000%	09/11/2013	1,850	153,014

				242,366

Metals/Mining/Steel - 0.02%
AngloGold Ashanti Holdings Finance PLC	6.000%	09/15/2013	950	49,761
Molycorp, Inc.	5.500%	03/01/2014	550	67,050

				116,811

Technology - 0.00%(8)
Unisys Corp.	6.250%	03/01/2014	70	5,771

TOTAL PREFERRED STOCKS				1,603,753

(Cost $1,450,754)

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	37

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2011

	Shares	Market Value (expressed in U.S. $)
RIGHTS AND WARRANTS - 0.06%
Media Other - 0.06%
Citadel Broadcasting Corp. expires 06/03/2030	8,540	$288,225	(10)

Publishing/Printing - 0.00%
Readers Digest expires 02/19/2014	1,498	0	(4)(10)

TOTAL RIGHTS AND WARRANTS		288,225

(Cost $576,017)

SHORT TERM INVESTMENTS - 2.95%
Money Market Mutual Funds - 2.95%
Dreyfus Cash Advantage Plus Fund
(0.042% 7-Day Yield)	14,383,985	14,383,985

TOTAL SHORT TERM INVESTMENTS		14,383,985

(Cost $14,383,985)

Total Investments - 98.97%		$483,394,564
(Cost $454,873,367)
Other Assets in Excess of Liabilities - 1.03%		5,030,693

Net Assets - 100.00%		$488,425,257

* The principal/contract amount of each security is stated in the currency in which the bond is denominated (U.S. Dollar unless otherwise notated). See below.

EUR         Euro Currency

JPY         Japanese Yen

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Advisor and may normally be sold, to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $179,747,244, which represents approximately 36.80% of net assets as of May 31, 2011.

(2)	Pay-in-kind securities.
(3)	Security is currently in default/non-income producing.
(4)

This security has been valued by management at its fair value determined in good faith pursuant to procedures approved by the Board of Trustees. Total market value of fair valued securities amounts to $342,925, which represents approximately 0.07% of net assets as of May 31, 2011.

(5)	Zero coupon bond reflects effective yield on the date of purchase.
(6)	Floating or variable rate security. Interest rate disclosed is that which is in effect at May 31, 2011.
(7)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at May 31, 2011.
(8)	Amount represents less than 0.005% of net assets.
(9)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at May 31, 2011. Bank Loans, while exempt from registration, under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(10)	Non-income producing security.

See Notes to Financial Statements.

38	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2011

Common Abbreviations:

BV - Besloten Vennootschap a Dutch private limited liability company.

GmbH - Gesellschaft mit bescharankter Haftung is the German term for limited liability company.

LLC - Limited Liability Corp.

LP - Limited Partnership.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Co.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

Sab de CV - A variable capital company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Contract Description	Contracted Amount	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized (Depreciation)
EUR	284,000	Sale	07/15/2011	$408,245	$(6,647)
JPY	25,258,000	Sale	07/15/2011	309,929	(989)

					$(7,636)

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	39

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2011

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 46.37%
Argentina - 0.28%
Republic of Argentina	ARS	5.820%	12/31/2033	5,245,786	$1,716,081	(1)(2)

Brazil - 2.74%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2014	5,160,000	3,100,680
	BRL	10.000%	01/01/2021	24,342,000	13,461,070

					16,561,750

Colombia - 3.80%
Bogota Distrio Capital	COP	9.750%	07/26/2028	16,300,000,000	11,565,410	(2)(3)
Republic of Colombia:
	COP	7.750%	04/14/2021	2,559,000,000	1,667,776
	COP	9.850%	06/28/2027	13,003,000,000	9,790,884

					23,024,070

Hungary - 1.45%
Hungarian Government:
	HUF	7.500%	10/24/2013	174,500,000	969,395
	HUF	8.000%	02/12/2015	1,395,780,000	7,834,629

					8,804,024

Malaysia - 9.47%
Malaysian Government:
	MYR	3.835%	08/12/2015	39,625,000	13,359,699
	MYR	4.262%	09/15/2016	102,400,000	35,160,565
	MYR	4.012%	09/15/2017	23,460,000	7,895,979
	MYR	4.378%	11/29/2019	580,000	198,728
	MYR	4.160%	07/15/2021	2,300,000	774,116

					57,389,087

Mexico - 11.17%
Mexican Bonos:
	MXN	8.000%	12/17/2015	1,440,000	133,605
	MXN	7.750%	12/14/2017	131,100,000	12,139,976
	MXN	8.000%	06/11/2020	407,190,000	38,124,370
	MXN	10.000%	12/05/2024	79,400,000	8,617,504
	MXN	8.500%	05/31/2029	65,020,000	6,167,680
Mexican Udibonos:
	MXN	5.000%	06/16/2016	45,809	4,421
	MXN	3.500%	12/14/2017	3,481,454	314,294
	MXN	4.000%	06/13/2019	23,408,195	2,185,854

					67,687,704

Philippines - 0.56%
Republic of Philippines	PHP	4.950%	01/15/2021	145,000,000	3,385,344

See Notes to Financial Statements.

40	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2011

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Poland - 4.19%
Republic of Poland:
	PLN	5.500%	04/25/2015	38,585,000	$14,107,939
	PLN	3.000%	08/24/2016	11,562,368	4,329,145
	PLN	5.250%	10/25/2017	16,062,000	5,706,237
	PLN	5.500%	10/25/2019	2,755,000	974,432
	PLN	5.250%	10/25/2020	740,000	254,682

					25,372,435

South Africa - 4.06%
Republic of South Africa:
	ZAR	8.000%	12/21/2018	10,419	1,513
	ZAR	7.250%	01/15/2020	10,690,000	1,472,077
	ZAR	6.750%	03/31/2021	121,700,000	16,002,692
	ZAR	10.500%	12/21/2026	41,530,000	7,136,945

					24,613,227

Thailand - 4.55%
Thailand Government:
	THB	3.625%	05/22/2015	99,050,000	3,288,937
	THB	3.125%	12/11/2015	739,800,000	24,091,262
	THB	3.875%	06/13/2019	4,775,000	160,047

					27,540,246

Turkey - 4.10%
Republic of Turkey:
	TRY	10.000%	02/15/2012	14,733,470	9,808,773
	TRY	8.060%	08/08/2012	1,300,000	736,783	(4)
	TRY	8.936%	11/07/2012	22,900,000	12,680,010	(4)
	TRY	10.000%	06/17/2015	2,520,000	1,620,051

					24,845,617

TOTAL SOVEREIGN DEBT OBLIGATIONS					280,939,585

(Cost $271,142,668)

CORPORATE BONDS - 8.27%
Colombia - 0.14%
Emgesa SA ESP:
	COP	8.750%	01/25/2021	59,000,000	34,929	(3)
	COP	8.750%	01/25/2021	636,000,000	376,523	(5)
Empresas Publicas de Medellin ESP	COP	8.375%	02/01/2021	802,000,000	463,773	(5)

					875,225

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	41

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2011

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
European Union - 6.17%
Asian Development Bank	ZAR	6.500%	09/15/2015	4,650,000	$640,663
European Bank for Reconstruction & Development:
	BRL	9.250%	09/10/2012	2,500,000	1,596,601
	MXN	7.300%	05/23/2013	8,500,000	763,169
	IDR	7.200%	06/08/2016	27,000,000,000	3,186,984
European Investment Bank:
	ZAR	8.000%	10/21/2013	3,810,000	570,960
	ZAR	7.500%	06/01/2016	42,000,000	6,053,462
	ZAR	9.000%	12/21/2018	139,000,000	21,003,045
	ZAR	9.051%	12/31/2018	5,280,000	409,394	(4)
International Bank for Reconstruction & Development:
	RUB	10.000%	04/05/2012	39,350,000	1,465,284
	ZAR	6.626%	05/14/2012	6,500,000	900,762	(4)
	RUB	6.000%	11/29/2012	21,500,000	775,202

					37,365,526

Venezuela - 1.96%
Petroleos de Venezuela SA		4.900%	10/28/2014	16,090,000	11,886,487

TOTAL CORPORATE BONDS					50,127,238

(Cost $48,289,469)

CREDIT LINKED NOTES - 21.90%
Brazil - 10.01%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2014	2,670,000	1,601,069	(6)
	BRL	10.000%	01/01/2014	2,670,000	1,602,085	(6)
	BRL	10.000%	01/01/2014	4,300,000	2,575,776	(7)
	BRL	10.000%	01/01/2014	7,000,000	4,206,348	(6)
	BRL	10.000%	01/01/2021	1,000,000	600,539	(8)
	BRL	10.000%	01/01/2021	1,100,000	607,397	(8)
	BRL	10.000%	01/01/2021	1,200,000	663,597	(7)
	BRL	10.000%	01/01/2021	2,000,000	1,104,358	(8)
	BRL	10.000%	01/01/2021	2,000,000	1,105,995	(7)
	BRL	10.000%	01/01/2021	2,600,000	1,435,665	(8)
	BRL	10.000%	01/01/2021	3,000,000	1,656,536	(8)
	BRL	10.000%	01/01/2021	4,825,000	2,660,593	(6)
	BRL	10.000%	01/01/2021	5,000,000	2,748,534	(7)
	BRL	10.000%	01/01/2021	6,000,000	3,313,072	(8)
	BRL	10.000%	01/01/2021	6,800,000	3,760,384	(9)
	BRL	10.000%	01/01/2021	7,825,000	4,314,847	(6)
	BRL	10.000%	01/01/2021	8,000,000	4,423,982	(10)
	BRL	10.000%	01/01/2021	11,000,000	6,046,775	(7)
	BRL	10.000%	01/01/2021	11,280,000	6,237,814	(9)
	BRL	10.000%	01/01/2021	18,000,000	9,953,959	(9)

					60,619,325

See Notes to Financial Statements.

42	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2011

	Currency	Rate	Maturity Date	Principal Amount /Shares*	Market Value (Expressed in U.S. $)
Colombia - 2.12%
Colombia CGM:
	COP	11.000%	07/24/2020	1,200,000,000	$791,375	(8)
	COP	11.000%	07/24/2020	2,000,000,000	1,318,958	(8)
	COP	11.000%	07/24/2020	2,300,000,000	1,510,452	(8)
	COP	11.000%	07/24/2020	12,018,000,000	7,925,618	(8)
	COP	10.000%	07/24/2024	185,000,000	117,738	(8)
	COP	10.000%	07/24/2024	903,000,000	574,686	(8)
	COP	10.000%	07/24/2024	919,000,000	584,869	(8)

					12,823,696

Indonesia - 9.61%
Republic of Indonesia:
	IDR	9.500%	06/15/2015	7,500,000,000	968,309	(11)
	IDR	9.500%	06/15/2015	8,500,000,000	1,095,425	(6)
	IDR	9.500%	06/15/2015	18,500,000,000	2,384,160	(10)
	IDR	10.000%	07/15/2017	12,000,000,000	1,606,373	(7)
	IDR	11.500%	09/15/2019	13,254,000,000	1,954,598	(6)
	IDR	12.800%	06/15/2021	5,800,000,000	934,333	(10)
	IDR	12.800%	06/15/2021	5,800,000,000	934,673	(11)
	IDR	12.800%	06/15/2021	8,000,000,000	1,289,204	(11)
	IDR	12.800%	06/15/2021	8,300,000,000	1,337,549	(11)
	IDR	12.800%	06/15/2021	10,000,000,000	1,611,505	(11)
	IDR	12.800%	06/15/2021	12,000,000,000	1,933,806	(11)
	IDR	12.800%	06/15/2021	16,000,000,000	2,549,353	(7)
	IDR	12.800%	06/15/2021	19,800,000,000	3,189,620	(10)
	IDR	12.800%	06/15/2021	23,452,000,000	3,777,927	(6)
	IDR	12.800%	06/15/2021	24,800,000,000	3,995,079	(9)
	IDR	12.800%	06/15/2021	50,600,000,000	8,151,251	(10)
	IDR	8.250%	07/15/2021	25,000,000,000	3,116,396	(11)
	IDR	8.250%	07/15/2021	32,300,000,000	4,025,438	(10)
	IDR	8.250%	07/15/2021	47,000,000,000	5,857,448	(6)
	IDR	11.000%	09/15/2025	4,072,000,000	587,388	(6)
	IDR	11.000%	09/15/2025	7,800,000,000	1,121,727	(11)
	IDR	11.000%	09/15/2025	16,500,000,000	2,372,884	(11)
	IDR	11.000%	09/15/2025	23,700,000,000	3,408,324	(11)

					58,202,770

Russia - 0.16%
Russian Federation	RUB	10.550%	07/06/2011	27,800,000	1,000,238	(9)

TOTAL CREDIT LINKED NOTES					132,646,029

(Cost $128,576,943)

SHORT TERM INVESTMENTS - 21.19%
Money Market Mutual Funds - 21.19%
Dreyfus Cash Advantage Plus Fund
(0.042% 7-Day Yield)				128,349,251	128,349,251

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	43

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2011

Market Value (Expressed in U.S. $)

TOTAL SHORT TERM INVESTMENTS	$128,349,251

(Cost $128,349,251)

Total Investments - 97.73%	$592,062,103
(Cost $576,358,331)
Other Assets In Excess of Liabilities - 2.27%	13,731,046

Net Assets - 100.00%	$605,793,149

* The principal/contract amount of each security is stated in the currency in which the bond is denominated (U.S. Dollar unless otherwise notated). See below.

ARS	Argentinian Peso	MYR	Malaysian Ringgit
BRL	Brazilian Real	PHP	Philippine Peso
CNY	Chinese Yen	PLN	Polish Zloty
COP	Colombian Peso	RUB	Russian Ruble
HUF	Hungarian Forint	THB	Thai Baht
IDR	Indonesian Rupiah	TRY	Turkish Lira
MXN	Mexican Peso	ZAR	South African Rand

(1)	Floating or variable rate security. Interest rate disclosed is that which is in effect at May 31, 2011.
(2)

This security has been valued by management at its fair value determined in good faith pursuant to procedures approved by the Board of Trustees. Total market value of fair valued securities amounts to $13,281,491, which represents approximately 2.19% of net assets as of May 31, 2011.

(3)

Securities were issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of May 31, 2011, the aggregate market value of those securities was $11,600,339, representing 1.91% of net assets.

(4)	Zero coupon bond reflects effective yield on the date of purchase.
(5)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Advisor and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $840,296, which represents approximately 0.14% of net assets as of May 31, 2011.

(6)	The underlying security is issued by JP Morgan Chase.
(7)	The underlying security is issued by Credit Suisse First Boston.
(8)	The underlying security is issued by Citigroup Global Markets.
(9)	The underlying security is issued by Barclays Bank PLC.
(10)	underlying The security is issued by Deutsche Bank AG London.
(11)	underlying The security is issued by HSBC Bank.

Common Abbreviations:

CGM - Citigroup Global Markets.

ESP - Empresa de Servicios Publicos is the Colombian term for Public Service Company.

SA - Generally designates corporations in various countries mostly employing civil law.

See Notes to Financial Statements.

44	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2011

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Contract Description	Contracted Amount	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation
BRL	9,143,205	Purchase	06/02/2011	$5,792,522	$171,772
BRL	9,143,205	Sale	06/02/2011	5,792,521	7,330
BRL	10,398,000	Purchase	07/05/2011	6,542,503	142,503
CNY	28,595,325	Purchase	08/09/2011	4,427,291	52,801
CNY	20,839,061	Purchase	11/14/2011	3,245,632	21,785
CNY	37,678,111	Purchase	05/16/2012	5,927,725	13,752
COP	3,658,000,000	Purchase	06/28/2011	2,027,716	27,716
IDR	34,440,000,000	Purchase	06/27/2011	4,015,016	15,016
MXN	51,570,200	Purchase	06/27/2011	4,448,698	48,698
MYR	12,200,000	Purchase	06/27/2011	4,044,080	44,080
MYR	57,938,900	Purchase	07/05/2011	19,197,435	671,310
PLN	53,292,650	Purchase	06/27/2011	19,371,608	321,608
RUB	60,543,000	Sale	06/17/2011	2,160,481	9,363
RUB	60,543,000	Purchase	06/17/2011	2,160,481	60,481
RUB	76,747,500	Purchase	06/27/2011	2,735,933	35,933
RUB	80,026,000	Purchase	07/01/2011	2,851,441	51,441
RUB	80,026,000	Sale	07/01/2011	2,851,441	10,977
RUB	520,256,560	Purchase	07/06/2011	18,527,788	217,787
RUB	307,194,750	Purchase	07/27/2011	10,916,082	96,082
RUB	77,145,385	Purchase	08/19/2011	2,734,160	4,160
THB	159,768,000	Purchase	06/27/2011	5,262,242	12,242
TRY	10,113,480	Purchase	06/27/2011	6,306,876	6,876
ZAR	77,941,610	Purchase	06/27/2011	11,395,114	295,114

					$2,338,827

CNY	28,595,325	Sale	08/09/2011	$4,427,290	$(35,254)
CNY	5,430,650	Purchase	11/14/2011	845,810	(4,190)
CNY	26,269,711	Sale	11/14/2011	4,091,441	(9,124)
MYR	57,938,900	Sale	07/05/2011	19,197,435	(104,043)
PHP	58,829,700	Purchase	07/28/2011	1,354,010	(8,179)
RUB	368,779,370	Purchase	07/27/2011	13,104,473	(93,853)
TRY	6,566,150	Purchase	06/27/2011	4,094,723	(5,277)

					$(259,920)

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	45

Stone Harbor Investment Funds	Statements of Assets & Liabilites
May 31, 2011

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund
ASSETS:
Investments, at value(1)	$755,113,737	$483,394,564	$592,062,103
Cash	3,090,867	11,212	15,037,018
Foreign currency, at value (Cost $2,174, $-0 and $11,669, respectively)	2,365	–	12,096
Unrealized appreciation on forward foreign currency contracts	424,225	–	2,338,827
Receivable for investments sold	19,387,195	223,975	4,645,270
Receivable for fund shares sold	2,513,407	241,118	37,094,180
Interest receivable	12,746,559	9,900,883	14,745,417
Dividends receivable	–	14,362	–
Prepaid and other assets	14,846	22,146	20,109
Total Assets	793,293,201	493,808,260	665,955,020

LIABILITIES:
Payable due to broker	110,000	–	580,000
Payable for investments purchased	42,870,371	3,042,615	58,827,467
Payable for fund shares redeemed	13,482	2,014,698	–
Unrealized depreciation on forward foreign currency contracts	410,021	7,636	259,920
Payable to advisor	317,889	167,424	299,873
Payable to administrator	35,774	35,134	24,143
Payable for trustee fees	6,944	6,944	6,944
Other payables	181,051	108,552	163,524
Total Liabilities	43,945,532	5,383,003	60,161,871
Net Assets	$749,347,669	$488,425,257	$605,793,149

NET ASSETS CONSIST OF:
Paid-in capital	$722,953,342	$448,348,087	$588,915,977
Undistributed/(overdistributed) net investment income	1,037,266	129,248	(27,562)
Accumulated net realized gain/(loss) on investments and translation of assets and liabilities denominated in foreign currency	399,120	11,434,428	(655,670)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	24,957,941	28,513,494	17,560,404
Net Assets	$749,347,669	$488,425,257	$605,793,149

PRICING OF SHARES:
Institutional Class
Net Assets	$749,347,669	$488,425,257	$605,793,149
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	66,925,355	48,832,904	54,032,190
Net assets value, offering and redemption price per share	$11.20	$10.00	$11.21

(1) Cost of Investments	$730,148,968	$454,873,367	$576,358,331

See Notes to Financial Statements.

46	www.shiplp.com

Stone Harbor Investment Funds	Statements of Operations
For the Year Ended May 31, 2011

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund (1)
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $3,999, $70 and $15,807, respectively)	$26,677,398	$36,121,507	$11,223,347
Dividends	–	89,778	–
Other income	1,813	922,922	–
Total Investment Income	26,679,211	37,134,207	11,223,347

EXPENSES:
Investment advisory fee	2,365,512	2,229,441	1,373,164
Administration fee	275,912	344,743	123,137
Custodian fees	94,433	32,198	96,387
Audit fees	73,047	73,047	72,184
Printing fees	5,882	5,804	5,661
Legal fees	61,619	61,618	46,080
Trustee fees	24,153	24,153	25,397
Transfer agent fees	36,488	27,156	24,208
Registration fees	83,760	33,812	67,889
Insurance fees	16,388	39,035	3,597
Other	3,675	5,020	3,221
Total expenses before waiver	3,040,869	2,876,027	1,840,925
Less fees waived by investment advisor	(83,978)	(423,643)	(10,036)
Total Net Expenses	2,956,891	2,452,384	1,830,889
Net Investment Income	23,722,320	34,681,823	9,392,458

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	5,039,735	17,338,202	(189,093)
Foreign currency transactions	1,880,003	(24,381)	811,215
Net realized gain	6,919,738	17,313,821	622,122
Change in unrealized appreciation/(depreciation) on:
Investments	19,239,463	17,448,082	15,703,772
Translation of assets and liabilities denominated in foreign currencies	17,417	(7,703)	1,856,632
Net change	19,256,880	17,440,379	17,560,404
Net Realized and Unrealized Gain on Investments	26,176,618	34,754,200	18,182,526
Net Increase in Net Assets Resulting from Operations	$49,898,938	$69,436,023	$27,574,984

(1)	For the period June 30, 2010 (Inception) to May 31, 2011.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	47

Stone Harbor Investment Funds	Statements of Changes in Net Assets
May 31, 2011

	Stone Harbor Emerging Markets Debt Fund		Stone Harbor High Yield Bond Fund		Stone Harbor Local Markets Fund
	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Period June 30, 2010 (Inception) to May 31, 2011

OPERATIONS:
Net investment income	$23,722,320	$7,972,731	$34,681,823	$28,652,485	$9,392,458
Net realized gain on investments	6,919,738	11,619,476	17,313,821	5,807,602	622,122
Net change in unrealized appreciation on investments and foreign currency translations	19,256,880	1,889,753	17,440,379	25,039,605	17,560,404
Net increase in net assets resulting from operations	49,898,938	21,481,960	69,436,023	59,499,692	27,574,984

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(24,375,551)	(8,618,487)	(34,395,574)	(28,484,852)	(9,743,385)
From net realized gains	(9,643,963)	(1,703,347)	(6,870,389)	–	(954,427)
Net decrease in net assets from distributions to shareholders	(34,019,514)	(10,321,834)	(41,265,963)	(28,484,852)	(10,697,812)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	601,352,890	120,511,062	91,159,822	168,548,608	580,987,585
Issued to shareholders in reinvestment of distributions	32,341,186	9,893,837	39,501,275	26,880,125	10,631,445
Cost of shares redeemed	(78,251,861)	(55,291,995)	(78,370,360)	(41,688,947)	(2,703,053)
Net increase in net assets from capital share transactions	555,442,215	75,112,904	52,290,737	153,739,786	588,915,977

Net Increase in Net Assets	571,321,639	86,273,030	80,460,797	184,754,626	605,793,149

NET ASSETS:
Beginning of period	178,026,030	91,753,000	407,964,460	223,209,834	–
End of period	$749,347,669	$178,026,030	$488,425,257	$407,964,460	$605,793,149

Includes undistributed/(overdistributed) net investment income of:	$1,037,266	$278,613	$129,248	$(95,135)	$(27,562)

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	16,992,367	9,952,470	43,581,412	26,613,415	–
Shares sold	53,869,983	11,360,440	9,968,502	18,456,848	53,300,605
Shares reinvested	2,923,915	955,219	3,225,739	2,893,977	977,555
Shares redeemed	(6,860,910)	(5,275,762)	(7,942,749)	(4,382,828)	(245,970)
Shares outstanding - end of period	66,925,355	16,992,367	48,832,904	43,581,412	54,032,190

See Notes to Financial Statements.

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Stone Harbor Emerging Markets Debt Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period August 16, 2007 (Inception) to May 31, 2008

Net asset value - beginning of period	$10.48	$9.22	$10.34	$10.00
Income/(loss) from investment operations:
Net investment income	0.67 (1)	0.75	0.59	0.46
Net realized and unrealized gain/(loss) on investments	1.00	1.44	(1.18)	0.58
Total income/(loss) from investment operations	1.67	2.19	(0.59)	1.04

Less distributions to common shareholders:
From net investment income	(0.63)	(0.79)	(0.53)	(0.54)
From net realized gains	(0.32)	(0.14)	–	(0.16)
From tax return of capital	–	–	–	(0.00) (2)
Total distributions	(0.95)	(0.93)	(0.53)	(0.70)
Net Increase/(Decrease) in Net Asset Value	0.72	1.26	(1.12)	0.34
Net asset value - end of period	$11.20	$10.48	$9.22	$10.34

Total Return(3)(4)	16.30%	24.25%	(5.10)%	10.46%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$749,348	$178,026	$91,753	$19,587
Ratio of expenses to average net assets with fee waivers/reimbursements	0.75%	0.75%	0.75%	0.75%(5)
Ratio of expenses to average net assets without fee waivers/reimbursements	0.77%	0.91%	1.33%	2.27%(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements	6.02%	6.80%	9.32%	5.91%(5)
Portfolio turnover rate	82%	125%	84%	143%

(1)	Calculated using average shares throughout the period.
(2)	Less than $(0.005) per share.
(3)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(4)	Total returns for periods of less than one year are not annualized.
(5)	Annualized.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2011	49

Stone Harbor High Yield Bond Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period August 16, 2007 (Inception) to May 31, 2008

Net asset value - beginning of period	$9.36	$8.39	$9.92	$10.00
Income/(loss) from investment operations:
Net investment income	0.77 (1)	0.73	0.70	0.58
Net realized and unrealized gain/(loss) on investments	0.78	0.96	(1.53)	(0.08)
Total income/(loss) from investment operations	1.55	1.69	(0.83)	0.50

Less distributions to common shareholders:
From net investment income	(0.76)	(0.72)	(0.70)	(0.57)
From net realized gains	(0.15)	–	–	(0.01)
From tax return of capital	–	–	–	(0.00) (2)
Total distributions	(0.91)	(0.72)	(0.70)	(0.58)
Net Increase/(Decrease) in Net Asset Value	0.64	0.97	(1.53)	(0.08)
Net asset value - end of period	$10.00	$9.36	$8.39	$9.92

Total Return(3)(4)	17.14%	20.53%	(7.77)%	5.09%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$488,425	$407,964	$223,210	$106,912
Ratio of expenses to average net assets with fee waivers/reimbursements	0.55%	0.55%	0.55%	0.55%(5)
Ratio of expenses to average net assets without fee waivers/reimbursements	0.65%	0.67%	0.88%	1.21%(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements	7.78%	8.13%	9.07%	7.81%(5)
Portfolio turnover rate	60%	36%	16%	11%

(1)	Calculated using average shares throughout the period.
(2)	Less than $(0.005) per share.
(3)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(4)	Total returns for periods of less than one year are not annualized.
(5)	Annualized.

See Notes to Financial Statements.

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Stone Harbor Local Markets Fund	Financial Highlights
For a share outstanding through the period presented.

Institutional Class	For the Period June 30, 2010 (Inception) to May 31, 2011

Net asset value - beginning of period	$10.00
Income from investment operations:
Net investment income	0.51 (1)
Net realized and unrealized gain on investments	1.14
Total income from investment operations	1.65

Less distributions to common shareholders:
From net investment income	(0.39)
From net realized gains	(0.05)
Total distributions	(0.44)
Net Increase in Net Asset Value	1.21
Net asset value - end of period	$11.21

Total Return(2)(3)	16.82%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$605,793
Ratio of expenses to average net assets with fee waivers/reimbursements	1.00%(4)
Ratio of expenses to average net assets without fee waivers/reimbursements	1.01%(4)
Ratio of net investment income to average net assets with fee waivers/reimbursements	5.13%(4)
Portfolio turnover rate	102%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.

Stone Harbor Investment Funds Annual Report | May 31, 2011	51

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2011

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is a non-diversified portfolio with an investment objective to maximize total return. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, the Stone Harbor Emerging Markets Corporate Debt Fund had not launched and there were no outstanding shares for the Distributor Class of each Fund. The Declaration of Trust permits the Trustees to create additional funds and share classes.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value.

A three tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that the market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1 –	Quoted and Unadjusted Prices in active markets for identical investments
Level 2 –	Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of each Fund’s investments and financial instruments based on the three tier hierarchy as of May 31, 2011:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$444,179,286	$17,818,730	$461,998,016
Bank Loans	–	2,415,883	3,197,000	5,612,883
Convertible Corporate Bonds	–	611,130	–	611,130
Corporate Bonds	–	179,891,028	4,257,737	184,148,765
Credit Linked Notes	–	46,874,063	–	46,874,063
Participation Notes	–	4,896,130	–	4,896,130
Short Term Investments	50,972,750	–	–	50,972,750
Total	$50,972,750	$678,867,520	$25,273,467	$755,113,737

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$424,225	$–	$424,225
Liabilities
Forward Foreign Currency Contracts	–	(410,021)	–	(410,021)
Total	$–	$14,204	$–	$14,204

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2011

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$446,387,676	$2	$446,387,678
Convertible Corporate Bonds	–	9,146,336	342,923	9,489,259
Bank Loans	–	8,940,839	–	8,940,839
Common Stocks	2,300,825	–	–	2,300,825
Preferred Stocks	–	1,603,753	–	1,603,753
Rights and Warrants	288,225	–	–	288,225
Short Term Investments	14,383,985	–	–	14,383,985
Total	$16,973,035	$466,078,604	$342,925	$483,394,564

Other Financial Instruments**
Liabilities
Forward Foreign Currency Contracts	$–	$(7,636)	$–	$(7,636)
Total	$–	$(7,636)	$–	$(7,636)

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$267,658,094	$13,281,491	$280,939,585
Corporate Bonds	–	50,127,238	–	50,127,238
Credit Linked Notes	–	132,646,029	–	132,646,029
Short Term Investments	128,349,251	–	–	128,349,251
Total	$128,349,251	$450,431,361	$13,281,491	$592,062,103

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$2,338,827	$–	$2,338,827
Liabilities
Forward Foreign Currency Contracts	–	(259,920)	–	(259,920)
Total	$–	$2,078,907	$–	$2,078,907

*	For detailed Industry/Country descriptions, see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments not reflected in the Statement of Investments.

There were no significant transfers into or out of Levels 1 and 2 during the period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of May 31, 2010	Accrued Discount/ Premium	Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)*	Net Purchases/ Sales	Transfers in and/or out of Level 3	Balance as of May 31, 2011	Net Change in Unrealized Appreciation/ (Depreciation) Included in the Statement of Operations Attributable to Level 3 Investments Still Held at May 31, 2011
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$414,800	$(8,868)	$96,677	$734,451	$12,965,816	$3,615,854	$17,818,730	$1,330,921
Bank Loans	–	219,386	–	–	2,977,614	–	3,197,000	–
Corporate Bonds	812,778	(13,733)	57,596	48,352	3,352,744	–	4,257,737	48,982
Credit Linked Notes	10,408,722	27,057	975,181	317,105	(9,011,823)	(2,716,242)	–	–
Total	$11,636,300	$223,842	$1,129,454	$1,099,908	$10,284,351	$899,612	$25,273,467	$1,379,903

Stone Harbor Investment Funds Annual Report | May 31, 2011	53

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2011

Investments in Securities at Value	Balance as of May 31, 2010	Accrued Discount/ Premium	Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)*	Net Purchases/ Sales	Transfers in and/or out of Level 3	Balance as of May 31, 2011	Net Change in Unrealized Appreciation/ (Depreciation) Included in the Statement of Operations Attributable to Level 3 Investments Still Held at May 31, 2011
Stone Harbor High Yield Bond Fund
Corporate Bonds	$2,230,500	$487	$124,569	$97,315	$(436,344)	$(2,016,525)	$2	$(28,140)
Convertible Corporate Bonds	–	(836)	–	22,916	320,843	–	342,923	22,916
Bank Loans	399,936	–	14,384	(48,782)	(42,305)	(323,233)	–	–

Total	$2,630,436	$(349)	$138,953	$71,449	$(157,806)	$(2,339,758)	$342,925	$(5,224)

Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$(23,214)	$–	$291,975	$13,012,730	$–	$13,281,491	$291,975

Total	$–	$(23,214)	$–	$291,975	$13,012,730	$–	$13,281,491	$291,975

*	Realized gain and change in unrealized appreciation/(depreciation) are included in the related amounts on the investment in the Statement of Operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(b) Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(c) Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

(d) Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(e) Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2011

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower grade, higher yield bonds are subject to credit risk to a greater extent than lower yield, higher quality bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Funds’ use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Forward Foreign Currency Contracts. The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Credit Linked Notes: The Funds may invest in Credit Linked Notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a Credit Linked Note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a Credit Linked Note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note. Because Credit Linked Notes are derivatives, an investment in these instruments is generally subject to the risks associated with derivatives.

Stone Harbor Investment Funds Annual Report | May 31, 2011	55

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2011

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair values of derivative instruments on the Statement of Assets and Liabilities as of May 31, 2011:

Foreign Exchange Contracts
Stone Harbor Emerging Markets Debt Fund
Assets:

Unrealized appreciation on forward foreign currency contracts	$424,225

Liabilities:
Unrealized depreciation on forward foreign currency contracts	$(410,021)

Stone Harbor High Yield Bond Fund
Assets:
Unrealized appreciation on forward foreign currency contracts	$–

Liabilities:
Unrealized depreciation on forward foreign currency contracts	$(7,636)

Stone Harbor Local Markets Fund
Assets:
Unrealized appreciation on forward foreign currency contracts	$2,338,827

Liabilities:
Unrealized depreciation on forward foreign currency contracts	$(259,920)

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2011:

Foreign Exchange Contracts
Stone Harbor Emerging Markets Debt Fund
Net Realized Loss on:
Foreign currency transactions	$(1,119,119)

Change in Unrealized Appreciation on:
Translation of assets and liabilities denominated in foreign currencies	$28,905

Stone Harbor High Yield Bond Fund
Net Realized Loss on:
Foreign currency transactions	$(25,768)

Change in Unrealized Depreciation on:
Translation of assets and liabilities denominated in foreign currencies	$(7,636)

Stone Harbor Local Markets Fund
Net Realized Gain on:
Foreign currency transactions	$351,378

Change in Unrealized Appreciation on:
Translation of assets and liabilities denominated in foreign currencies	$2,078,907

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2011

(f) Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set off between the lender and the borrower.

(g) Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

(h) Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid at least annually.

(i) Classifications of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

The tax character of the distributions paid by the Funds during the years ended May 31, 2011, and May 31, 2010, was as follows:

Stone Harbor Emerging Markets Debt Fund
	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010

Ordinary Income	$30,268,192	$10,321,834
Long-Term Capital Gain	3,751,322	–
Tax Return of Capital	–	–
Total	$34,019,514	$10,321,834

Stone Harbor High Yield Bond Fund
	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010

Ordinary Income	$37,432,474	$28,484,852
Long-Term Capital Gain	3,833,489	–
Tax Return of Capital	–	–
Total	$41,265,963	$28,484,852

Stone Harbor Local Markets Fund
		For the Period Ended May 31, 2011
Ordinary Income		$10,697,812
Long-Term Capital Gain		–
Tax Return of Capital		–
Total		$10,697,812

As of May 31, 2011, the components of distributable earnings on a tax basis were as follows:

Stone Harbor Emerging Markets Debt Fund
Undistributed Ordinary Income	$1,827,502
Accumulated Capital Gains/(Loss)	899,020
Unrealized Appreciation/(Depreciation)	23,682,009
Cumulative Effect of Other Timing Difference*	(14,204)
Total	$26,394,327

Stone Harbor High Yield Bond Fund
Undistributed Ordinary Income	$2,353,392
Accumulated Capital Gains/(Loss)	9,217,158
Unrealized Appreciation/(Depreciation)	28,506,438
Cumulative Effect of Other Timing Difference*	182
Total	$40,077,170

Stone Harbor Local Markets Fund
Undistributed Ordinary Income	$1,530,108
Accumulated Capital Gains/(Loss)	–
Unrealized Appreciation/(Depreciation)	16,767,828
Cumulative Effect of Other Timing Difference*	(1,420,764)
Total	$16,877,172

*Other temporary differences due to timing, consist primarily of mark-to-market on forward foreign currency contracts.

Stone Harbor Investment Funds Annual Report | May 31, 2011	57

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2011

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended May 31, 2011, certain differences were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the amounts reclassified did not affect net assets.

The reclassifications were as follows:

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund
Paid-in Capital	$–	$550,704	$–
(Over)/ Undistributed Income	$1,411,884	$(61,866)	$323,365
Accumulated Net Realized Losses	$(1,411,884)	$(488,838)	$(323,365)

(j) Expenses: Direct expenses are charged to the Funds; general expenses of the Trust are allocated to the Funds based on each Fund’s relative net assets.

(k) Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Funds analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended May 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds’ federal and state income and federal excise tax returns for all tax years since inception are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post enactment net capital losses be used before pre-enactment net capital losses.

2. APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” (ASU No. 2010-06). ASU No. 2010-06 provides for disclosure of significant transfers in and out of the fair value hierarchy Levels 1 and 2, and the reasons for these transfers. In addition, ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy roll forward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. Stone Harbor Emerging Markets Debt Fund and Stone Harbor High Yield Bond Fund adopted the disclosure provisions of ASU 2010-06 for their fiscal year beginning June 1, 2010 and Stone Harbor Local Markets Fund adopted the disclosure provisions of ASU 2010-06 for the period beginning June 30, 2010 (Inception), and all Funds will adopt the Level 3 purchase, sales, issuances and settlement provisions for their fiscal year beginning June 1, 2011. To date, the adoption of ASU No. 2010-06 has not had an impact on the Funds’ financial position, the results of its operations, or disclosures.

3. ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50% and 0.75% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, and Stone Harbor Local Markets Fund, respectively.

The Adviser has contractually agreed to waive fees and reimburse expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired Fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class and Stone Harbor Local Markets Fund Institutional Class will not exceed 0.75%, 0.55% and 1.00%, respectively. This undertaking is in effect through September 30, 2011 and is reevaluated on an annual basis.

The Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. As of May 31, 2011, deferred fees and expenses that were eligible to be recovered amounted to $501,296, $1,259,770 and $10,036 for the Stone Harbor Emerging Markets

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2011

Debt Fund, Stone Harbor High Yield Bond Fund and Stone Harbor Local Markets Fund, respectively.

4. INVESTMENTS

During the year ended May 31, 2011 the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund
Purchases of investments	$790,753,756	$302,869,195	$640,836,323
Sales of investments	$303,598,619	$256,029,652	$193,483,592

At May 31, 2011 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were substantially as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$27,198,213
Gross depreciation on investments (excess of tax cost over value)	(3,509,376)
Net appreciation/(depreciation) on foreign currency and derivatives	(6,828)
Net unrealized appreciation	23,682,009

Cost of investments for income tax purposes	$731,424,900

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$34,214,423
Gross depreciation on investments (excess of tax cost over value)	(5,700,282)
Net appreciation/(depreciation) on foreign currency and derivatives	(7,703)
Net unrealized appreciation	28,506,438

Cost of investments for income tax purposes	$454,880,423

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$16,630,515
Gross depreciation on investments (excess of tax cost over value)	(1,719,319)
Net appreciation/(depreciation) on foreign currency and derivatives	1,856,632
Net unrealized appreciation	16,767,828

Cost of investments for income tax purposes	$577,150,907

The Funds elect to defer to the period ending May 31, 2012 the following losses recognized during the period November 1, 2010 through May 31, 2011:

	Capital	Currency
Stone Harbor Emerging Markets Debt Fund	–	–
Stone Harbor High Yield Bond Fund	–	9,401
Stone Harbor Local Markets Fund	–	–

5. SHARES OF BENEFICIAL INTEREST

At May 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of the Institutional Class can be found on the Statement of Changes in Net Assets.

6. OTHER

Board of Trustees Compensation: No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Funds for serving as an officer or trustee of the Funds. The Trust pays each Trustee who is not an interested person, as defined by the 1940 Act, of the Adviser or any of its affiliates a fee of $24,000 per year. Interested Trustees of the Trust are not compensated by the Trust. All Trustees are reimbursed for reasonable travel and out-of pocket expenses incurred to attend such meetings.

Stone Harbor Investment Funds Annual Report | May 31, 2011	59

Stone Harbor Investment Funds	Additional Information
May 31, 2011

FUND PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all registered investment companies file a complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. For the Funds, this would be for the fiscal quarters ending August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the period ending June 30, 2010 will be available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699 8158 or on the SEC website at http://www.sec.gov.

SHAREHOLDER TAX INFORMATION

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended May 31, 2011.

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund
Dividends Received Deduction Percentage	0.00%	0.18%	0.00%
Qualified Dividend Income Percentage	0.00%	0.18%	0.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Stone Harbor Emerging Markets Debt Fund and the Stone Harbor High Yield Bond Fund designate $3,751,322 and $3,833,489, respectively, as long term capital gain dividends.

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Stone Harbor Investment Funds	Approval of Investment Advisory Agreements
May 31, 2011

Each Fund’s investment advisory agreement (each an “Agreement” and, together, the “Agreements”) is subject to annual approval by (i) the vote of a majority of the entire Board of Trustees, or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940 (the “1940 Act”)), of the applicable Fund, and (ii) the vote of a majority of the Trustees who are not interested persons of the Funds (the “Independent Trustees”). Each Agreement is terminable with respect to a Fund by the Adviser, a majority of the Trustees, or a vote of a majority of the outstanding voting securities of the applicable Fund, without penalty, by not less than 60 days’ prior written notice. Each Agreement will terminate automatically in the event of its assignment (as defined for purposes of the 1940 Act).

The Board of Trustees, including the Independent Trustees, meets over the course of the year with representatives of Stone Harbor Investment Partners LP, each Fund’s investment adviser (the “Adviser”), including the Funds’ respective portfolio managers, and regularly reviews detailed information regarding the investment program and performance of each Fund. The Board of Trustees also receives periodic updates between meetings. The Trustees, including the Independent Trustees, met on April 20, 2011 to review the Agreements for Stone Harbor Emerging Markets Fund, Stone Harbor High Yield Fund and Stone Harbor Local Markets Fund and to determine whether to approve the continuation of the Agreements for an additional one year period. The Agreement for Stone Harbor Emerging Markets Corporate Debt Fund was not required to be re approved at this time. The Trustees considered all information they deemed reasonably necessary to evaluate the terms thereof. In connection with this meeting, the Trustees received materials to assist them with their review. These materials included, among other things, (i) information on each Fund’s investment performance and the performance of a group of similar mutual funds (some of which was prepared by a third party); (ii) information on each Fund’s advisory fees and other expenses, including information comparing each Fund’s expenses to the fees charged to institutional accounts managed by the Adviser and to a group of similar funds prepared by a third party and information about any applicable expense caps; and (iii) information about the profitability of each Agreement to the Adviser. In considering whether to approve the continuation of each Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the following:

The nature, extent and quality of the services provided to the Funds under the Agreements.

The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Funds. In this regard, the Trustees took into account the experience of each Fund’s portfolio management team and of the Adviser’s senior management, and the time and attention they devote to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser.

The Trustees reviewed performance information for Stone Harbor Emerging Market Debt Fund and Stone Harbor High Yield Fund for the one year period ended February 28, 2011 and since each Fund’s inception and for Stone Harbor Local Markets Fund for the period ended February 28, 2011 since that Fund’s inception on July 1, 2010. The Trustees also reviewed more recent performance information provided at the meeting. The review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by a third party and each Fund’s respective benchmark. The Trustees also considered the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision making processes.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that these factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds.

The Trustees considered the fees charged to each Fund for advisory services as well as the total expense level of each Fund. The Adviser furnished information to the Trustees compiled by a third party showing a comparison of each Fund’s advisory fees and total expense levels compared to a group of similar mutual funds selected by the third party. The Trustees considered that the Funds, because they were smaller than most of the funds to which they were being compared, could not take advantage of economies of scale (which can reduce fund expenses) to the same extent as those larger funds. The Trustees noted that each Fund is subject to expense caps, and each Fund’s advisory fee and net expense ratio (after application of the expense caps) is below the medians for comparable groups of mutual funds. The Adviser also provided information about the costs to it of providing services to the Funds and information about its profitability with respect to its management of the Funds, as well as information about the advisory fees it charges to institutional separate accounts with similar strategies and information about differences in such fees. In this regard, the Trustees noted that the effective management fee rate received by the Adviser (after application of expense caps and waivers) is lower for the Funds than it is for similarly managed institutional accounts. The Trustees also considered the demands and complexity of the investment management of the Funds as compared to the complexity of managing separate accounts.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the advisory fees for each of the Funds were fair

Stone Harbor Investment Funds Annual Report | May 31, 2011	61

Stone Harbor Investment Funds	Approval of Investment Advisory Agreements
May 31, 2011

and reasonable, and that the costs of these services generally and the related profitability of the Adviser in respect of its relationship with the Funds supported the renewal of the Agreements.

Economies of Scale.

The Trustees considered to what extent economies of scale would likely be realized as the Funds grow and whether those economies would be shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees noted that because the Funds are relatively new and relatively small in size, the Funds in the near term were not expected to generate any significant economies of scale. The Trustees also noted that the Adviser proposed to maintain the Funds’ fee waiver/expense reimbursement arrangement at current levels until September 30, 2012.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the extent to which economies of scale would be shared with the Funds supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

—

Whether each Fund has operated in accordance with its investment objective and each Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance related resources the Adviser provided to the Funds, including resources designed to ensure compliance with the investment objectives, policies and restrictions of each Fund.

—	So called “fallout benefits” to the Adviser, such as the benefits from offering its institutional clients the ability to invest in a registered investment company.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the existing investment advisory agreements for Stone Harbor Emerging Markets Fund, Stone Harbor High Yield Fund, and Stone Harbor Local Markets Fund should be continued through June 20, 2012.

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Stone Harbor Investment Funds	Trustees & Officers
May 31, 2011 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day to day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, age and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Except as otherwise noted, the address of each Trustee and officer is c/o Stone Harbor Investment Partners LP, 31 W. 52nd Street, 16th Floor, New York, New York 10019. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name & Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships by Trustee
Alan Brott Age: 68	Chairman of Audit Committee; Trustee	Since June 21, 2007	Columbia University Graduate School of Business – Associate Professor, 2000-Present; Consultant, 1991-Present; Partner, Ernst & Young LLP, 1978-1991; Various Postions, Ernst & Young LLP, 1966-1978.	5	Bank of America – two closed end registered hedge funds. Governor Capital Management – one closed end registered hedge fund.
Heath B. McLendon Age: 78	Trustee	Since June 21, 2007	Citigroup – Chairman of Equity Research Oversight Committee (retired December 31, 2006).	5	None
Patrick Sheehan Age: 63	Trustee	Since June 21, 2007	Retired; formerly, Citigroup Asset Management – Managing Director and Fixed Income Portfolio Manager, 1991-2002.	5	None

INTERESTED TRUSTEE

Name & Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships by Trustee
Thomas W. Brock* Age: 64	Chairman; Trustee	Since June 21, 2007	Stone harbor Investment Partners LP – Chief Executive Officer, 2006-Present; Columbia University Graduate School of Business – Associate Professor, 1998-2006.	5	Bank of America – two closed end registered hedge funds; Liberty All Star Funds – two closed end funds.

(1)	Trustees serve for an indefinite term, unless a trustee early retires, resigns or is removed from office.
(2)

For purposes of this table, the Stone Harbor Fund Complex includes each series of the Stone Harbor Investment Funds (the “Funds”) and the Stone Harbor Emerging Markets Income Fund, which shares an investment adviser with the Funds.

*	Mr. Brock is an interested Trustee because of his position with Stone Harbor.

Stone Harbor Investment Funds Annual Report | May 31, 2011	63

Stone Harbor Investment Funds	Trustees & Officers
May 31, 2011 (Unaudited)

OFFICERS

Name & Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships by Trustee
Peter J. Wilby Age: 52	President	Since June 21, 2007	Co portfolio manager of the Funds; since April 3, 2006, Chief Investment Officer of Stone Harbor Investment Partners LP; prior to April 3, 2006, Chief Investment Officer – North American Fixed Income; joined Citigroup or its predecessor firms in 1989.	N/A
Pablo Cisilino Age: 43	Executive Vice President	Since June 21, 2007	Co portfolio manager of Emerging Markets Debt Fund; since July 1, 2006, Senior Portfolio Manager of Stone Harbor Investment Partners LP; from June 1, 2004 to July 1, 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc; prior to June 1, 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.	N/A
James E. Craige Age: 43	Executive Vice President	Since June 21, 2007	Co portfolio manager of Emerging Markets Debt Fund; since April 3, 2006, Senior Portfolio Manager of Stone Harbor Investment Partners LP; prior to April 3, 2006, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.	N/A
Thomas K. Flanagan Age: 58	Executive Vice President	Since June 21, 2007	Co portfolio manager of Emerging Markets Debt Fund; since April 3, 2006, Senior Portfolio Managerof Stone Harbor Investment Partners LP; prior to April 3, 2006, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	N/A
David Oliver Age: 51	Executive Vice President	Since September 29, 2008	Co portfolio manager of Emerging Markets Debt Fund; since June 1, 2008 Senior Portfolio Manager of Stone Harbor, from 1986 to June 1, 2008 Managing Director in Emerging Market sales and trading Citigroup.	N/A
Beth A. Semmel Age: 50	Executive Vice President	Since June 21, 2007	Co portfolio manager of High Yield Bond Fund; since April 3, 2006, Senior Portfolio Manager of Stone Harbor Investment Partners LP; Prior to April 3, 2006, Managing Director, Senior Portfolio Manager and Senior Trader for all high yield securities portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1993.	N/A

(1)	Officers are typically elected every year, unless an officer early retires, resigns or is removed from office.

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Stone Harbor Investment Funds	Trustees & Officers
May 31, 2011 (Unaudited)

OFFICERS (continued)

Name & Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships by Trustee
Jeffrey S. Scott Age: 51	Chief Compliance Officer	Since June 21, 2007	Since April 3, 2006, Chief Compliance Officer of Stone Harbor Investment Partners LP; from October 2006 to March 2007, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.	N/A
James J. Dooley Age: 55	Treasurer	Since June 21, 2007	Since April 3, 2006, Head of Operations, Technology and Finance of Stone Harbor Investment Partners LP; from August 2004 to March 2006, Senior Operations Manager of Institutional Asset Management, Citigroup Asset Management; from October 2002 to August 2004, Managing Director, Global Operations & Application Development, AIG Global Investment Group; from May 2001 to September 2002, President and Chief Operating Officer, Financial Technologies International.	N/A
Adam J. Shapiro Age: 47	Secretary; Anti Money Laundering Officer	Since June 21, 2007	Since April 3, 2006, General Counsel of Stone Harbor Investment Partners LP; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.	N/A
Patrick D. Buchanan Age: 39	Assistant Treasurer	Since April 23, 2008	Since October 15, 2007, Senior Fund Controller for ALPS Fund Services, Inc.; from February 2005 to October 2007, Director of Accounting for Madison Capital Management LLC; from August 2003 to February, 2005, Manager of Fund Accounting for Janus Capital Group	N/A

(1)	Officers are typically elected every year, unless an officer early retires, resigns or is removed from office.

Stone Harbor Investment Funds Annual Report | May 31, 2011	65

OFFICERS AND TRUSTEES

Alan Brott, Trustee

Heath B. McLendon, Trustee

Patrick Sheehan, Trustee

Thomas W. Brock, Chairman

Peter J. Wilby, President

Pablo Cisilino, Exec. Vice President

James E. Craige, Exec. Vice President

Thomas K. Flanagan, Exec. Vice President

David Oliver, Exec. Vice President

Beth A. Semmel, Exec. Vice President

Jeffrey S. Scott, Chief Compliance Officer

Adam Shapiro, Secretary/Anti-Money Laundering Officer

James J. Dooley, Treasurer

Patrick Buchanan, Assistant Treasurer

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

CUSTODIAN

The Bank of New York Mellon

One Wall Street New York,

New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

SHF000135 12/11

Item 2.	Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Alan J. Brott as the Registrant’s “Audit Committee Financial Expert.” Mr. Brott is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal years ended May 31, 2010 and May 31, 2011, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $125,000 and $187,500 respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal years ended May 31, 2010 and May 31, 2011, there were no fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported in paragraph (a) of this Item 4.

(c)

Tax Fees: For the Registrant’s fiscal years ended May 31, 2010 and May 31, 2011, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $9,860 and $13,515, respectively. The fiscal year 2010 and 2011 tax fees were for services pertaining to federal and state income tax return review, review of year-end dividend distributions and excise tax preparation.

(d)

All Other Fees: For the Registrant’s fiscal years ended May 31, 2010 and May 31, 2011, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)

Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22037, on August 7, 2009.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive
Officer

Date:	August 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive
Officer

Date:	August 5, 2011

By:	/s/ James J. Dooley
James J. Dooley
Treasurer, Chief Financial Officer/
Principal Financial Officer

Date:	August 5, 2011